DRINKER BIDDLE & REATH
               Philadelphia National Bank Building
                      1345 Chestnut Street
                   Philadelphia, PA 19107-3496
                   Telephone:  (215) 988-2700
                         TELEX:  834684
                      FAX:  (215) 988-2757

                        October 28, 1996


VIA EDGAR TRANSMISSION
----------------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  PORTICO FUNDS, INC.
          (1933 ACT REGISTRATION NO. 33-18255)
          (1940 ACT REGISTRATION NO. 811-5380)
           ----------------------------------


Ladies and Gentlemen:

          On behalf of Portico Funds, Inc. (the "Fund"), I have transmitted herewith for filing Post-Effective Amendment No. 29 to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940.

          Pursuant to Rule 485(b) under the Securities Act of 1993, it is proposed that this Amendment become effective immediately on October 28, 1996. The purpose of this Amendment is to bring the financial statements up to date and make other non-material changes to the prospectus and statement of additional information of the MicroCap Fund. Accordingly, the prospectuses and the statements of additional information for the Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund, International Equity Fund, Tax-Exempt Intermediate Bond Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund, are not included in this filing.

          Post-Effective Amendment No. 29 does not contain disclosures that would render it ineligible to become effective under Rule 485(b) of the Securities Act of 1933.

          As requested in the staff's generic comment letter dated February 25, 1994, we note for your information that shares of the Company are marketed in part through banks.


                                   Very truly yours,

                                   /s/ Kenneth L. Greenberg, Esq.

                                   Kenneth L. Greenberg, Esq.


KLG:CS
Enclosures

cc:  The Board of Directors of Portico Funds, Inc. (w/enc.)





                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                          -----------------------

                                 FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     (X)

                       Pre-Effective Amendment No. --
                      Post-Effective Amendment No. 29                 (X)

                                  and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)

                             Amendment No. 30                         (X)

                     (Check appropriate box or boxes)

                            PORTICO FUNDS, INC.
            (Exact Name of Registrant as Specified in Charter)

                           PORTICO FUNDS CENTER
                         615 EAST MICHIGAN STREET
                     MILWAUKEE, WISCONSIN  53201-3011
                 (Address of Principal Executive Offices)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 287-3909

                      W. BRUCE MCCONNEL, III, ESQUIRE
                          Drinker Biddle & Reath
                    Philadelphia National Bank Building
                           1345 Chestnut Street
                     Philadelphia, Pennsylvania  19107
                  (Name and Address of Agent for Service)

     It is proposed that this filing will become effective (check appropriate box).

     (X)  immediately upon filing pursuant to paragraph (b)

     ( )  On            , 199  pursuant to paragraph (b)
             -------  --     -

     ( )  60 days after filing pursuant to paragraph (a)(i)

     ( )  on (date) pursuant to paragraph (a)(i)

     ( )  75 days after filing on          , 199  pursuant to paragraph (a)(ii)
                                  ---------     -

     ( )  on               , 19   pursuant to paragraph (a)(ii) of Rule 485.
             ----------- --    --

     If appropriate, check the following box:

     ( ) this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

     Registrant has registered an indefinite number of shares of its securities under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed on behalf of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth & Income Fund, Special Growth Fund, Equity Index Fund, MidCore Growth Fund, and International Equity Fund its Rule 24f-2 Notice for its fiscal year ended October 31, 1995 on December 20, 1995. The Registrant filed on behalf of the MicroCap Fund its Rule 24f-2 Notice for its fiscal year ended June 30, 1996 on August 27, 1996.


     THE PURPOSE OF THIS AMENDMENT IS TO ANNUALLY UPDATE THE REGISTRATION STATEMENT OF THE MICROCAP FUND WHOSE FISCAL YEAR ENDED JUNE 30, 1996. ACCORDINGLY, THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE BALANCED FUND, GROWTH AND INCOME FUND, EQUITY INDEX FUND, MIDCORE GROWTH FUND, SPECIAL GROWTH FUND, INTERNATIONAL EQUITY FUND, TAX-EXEMPT INTERMEDIATE BOND FUND, SHORT-TERM BOND MARKET FUND, INTERMEDIATE BOND MARKET FUND, BOND IMMDEX/TM FUND, MONEY MARKET FUND, INSTITUTIONAL MONEY MARKET FUND, U.S. TREASURY MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND AND TAX-EXEMPT MONEY MARKET FUND ARE NOT INCLUDED IN THIS FILING.




                          PORTICO FUNDS, INC.
                   (Retail and Institutional Series)
                             MicroCap Fund
                               Form N-1A
                         Cross Reference Sheet
Part A
Item No.                                             Prospectus Heading
-------                                              -------------------
1.  Cover Page.....................................  Cover Page

2.  Synopsis.......................................  Expense Summary

3.  Condensed Financial Information................  Financial Highlights;
                                                     Performance Calculations

4.  General Description of Registrant..............  Cover Page;
                                                     Investment
                                                     Objectives and
                                                     Policies; Other
                                                     Investment
                                                     Information;
                                                     Description of
                                                     Shares; Invest-
                                                     ment Limitations

5.  Management of the Fund.........................  Management of the
                                                     Funds

5A. Management's Discussion of Fund Performance....  Inapplicable

6.  Capital Stock and Other Securities.............  Dividends and
                                                     Distributions;
                                                     Management of the
                                                     Funds; Taxes;
                                                     Description of
                                                     Shares

7.  Purchase of Securities Being Offered...........  Purchase of Shares;
                                                     Shareholder
                                                     Services; Net Asset
                                                     Value and Days of
                                                     Operation

8.  Redemption or Repurchase.......................  Redemption of
                                                     Shares; Shareholder
                                                     Services; Net Asset Value
                                                     and Days of Operation

9.  Pending Legal Proceedings......................  Not Applicable





                         Prospectus    October 28, 1996

                                 PORTICO FUNDS

                                    MicroCap
                                      Fund

PORTICO FUNDS

TABLE OF CONTENTS
                 Expense Summary                            3
                 Financial Highlights                       4
                 Investment Objective and Policies          6
                 Other Investment Information               8
                 Purchase of Shares                        14
                 Redemption of Shares                      21
                 Exchange of Shares                        25
                 Shareholder Services
                    (Retail Shareholders Only)             27
                 Dividends and Distributions               28
                 Management of the Fund                    28
                 Expenses                                  31
                 Investment Limitations                    32
                 Taxes                                     32
                 Description of Shares                     34
                 Net Asset Value and Days of Operation     35
                 Performance Calculations                  36


This Prospectus describes the MicroCap Fund, one of the sixteen mutual funds in the Portico family of funds. The MicroCap Fund seeks capital appreciation through investment in securities of small companies (companies with market capitalizations of $250 million or less at the time of purchase). Portico Funds offer a variety of portfolios with different investment objectives designed to meet the needs of individual and institutional investors, including money market, bond, balanced, and domestic and international equity funds, which are described in separate prospectuses.

Firstar Investment Research & Management Company ("FIRMCO" or the "Adviser") serves as investment adviser to the Fund, and the Fund is sponsored by B. C. Ziegler and Company (the "Distributor"). Shareholder Organizations may perform shareholder servicing and assistance in connection with the distribution of the Fund's Retail Shares and receive fees from the Fund for their services. (See "Management of the Fund").

This Prospectus sets forth concisely the information about the MicroCap Fund that a prospective investor should consider before investing. You should read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into the Prospectus.

THE FUND IS CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                October 28, 1996



EXPENSE SUMMARY  Below is a summary of the shareholder transaction expenses and the annual operating expenses expected to be incurred by Retail and Institutional Shares of the MicroCap Fund during its current fiscal year. An example based on the summary is also shown.
                                               RETAIL          INSTITUTIONAL
SHAREHOLDER TRANSACTION EXPENSES               SHARES              SHARES
----------------------------------------------------------------------------
Maximum Sales Load Imposed
  on Purchases                                 4.00%                None
Maximum Sales Load on
  Reinvested Dividends                          None                None
Deferred Sales Load                             None                None
Redemption Fees                                None<F1>            None<F1>
Exchange Fees                                   None                None
----------------------------------------------------------------------------

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------------
Advisory Fees<F2>                              1.50%               1.50%
12b-1 Fees                                        0%<F3>              0%
All Other Expenses After Fee Waivers
   Shareholder Servicing Fees        0.25%<F3>              0%
   Other Expenses After
     Fee Waivers<F4>                 0.25%     0.50%     0.25%     0.25%
                                     -----     -----     -----     -----
Total Fund Operating Expenses
   After Fee Waivers<F5>                       2.00%               1.75%
----------------------------------------------------------------------------

<F1> A fee of $10.00 is charged for each wire redemption. See "Redemption of
     Shares."

<F2> To the extent that the Fund's total ordinary operating expenses exceed
     2.00% and 1.75%, respectively, for the Retail and Institutional Shares, the Adviser may waive a portion of its fee. An advisory fee of 1.50% is higher than the advisory fee payable by most other investment companies. See "Management of the Fund" in this Prospectus for a more complete discussion.

<F3> The total of all 12b-1 fees and Shareholder Servicing Fees paid by Retail
     Shares of the Fund may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets. The Fund does not expect to pay any 12b-1 fees for the current year. If 12b-1 fees are paid in the future, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers.

<F4> The Co-Administrators anticipate voluntarily waiving .07% of their fees to the Fund. Without the fee waiver, "Other Expenses After Fee Waivers" would be 0.32% for both Retail and Institutional Shares.

<F5> Absent fee waivers, total operating expenses are expected to be 2.07% and
     1.82% for Retail and Institutional Shares, respectively.


EXPENSE SUMMARY  Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; and (2) redemption of your investment at the end of the following periods:

                                       1 YEAR   3 YEARS  5 YEARS  10 YEARS
                 ---------------------------------------------------------
                 Retail Shares           $59     $100      $143     $263
                 Institutional Shares    $18     $ 55      $ 95     $206

                 The foregoing tables are intended to assist investors in understanding the expenses that shareholders bear either directly or indirectly. In addition, Shareholder Organizations or Institutions (as defined below) may charge fees for providing services in connection with their clients' investments in the Fund's shares.

                 The example shown above should not be considered a representation of future investment return or operating expenses. Actual investment return and operating expenses may be more or less than those shown.


                                     UNDERSTANDING EXPENSES
                 Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements and reports, and other services. These costs are paid from a Fund's assets and their effect, except for fees charged directly by a Shareholder Organization or Institution to its customers, are factored into any quoted share price or return.

FINANCIAL
HIGHLIGHTS       The financial highlights for the period ended June 30, 1996 have been derived from financial records of the Fund which have been audited by Price Waterhouse LLP, independent accountants, whose report, which appears in the annual report to shareholders for the fiscal period ended June 30, 1996, is incorporated by reference into the Statement of Additional
                 Information. The table below should be read in conjunction with the financial statements and related notes also incorporated by reference in the Statement of Additional
                 Information. You may obtain the Statement of Additional
                 Information and the annual report to shareholders, which contain additional performance information, free of charge by calling Portico Investor Services or writing to Portico
                 Investor Services at the address listed on the back cover of this Prospectus.

FINANCIAL HIGHLIGHTS
                                     Income from Investment Operations                  Less Distributions
                                   ----------------------------------------    ---------------------------------------

                       Net Asset                Net Realized and                                                          Net Asset
                         Value,        Net      Unrealized Gains Total from   Dividends from Distributions                 Value,
                       Beginning    Investment   or (Losses) on  Investment   Net Investment      from         Total         End
                       of Period  Income (Loss)    Securities    Operations       Income     Capital Gains Distributions  of Period
                       ---------  --------------  ------------   -----------   ------------  -------------  ------------ ----------
Aug. 1, 1995<F6> through
  June 30, 1996
Institutional            $10.00      $(0.02)         $6.14          $6.12        (0.05)          (0.62)        (0.67)      $15.45
Aug. 1, 1995<F6>  through
  June 30, 1996
Retail                    10.00       (0.02)          6.10           6.08        (0.04)          (0.62)        (0.66)       15.42


FINANCIAL HIGHLIGHTS (cont'd.)
                                                             Supplemental Data and Ratios
                               ----------------------------------------------------------------------------------------
                                                                                         Ratio of Net
                                                      Net             Ratio of Net        Investment
                                                    Assets,           Expenses to          (Loss) to         Portfolio
                               Total                 End of           Average Net         Average Net         Turnover
                           Return<F7><F8>        Period (000s)         Assets<F9>         Assets<F9>         Rate<F12>
                             ----------          --------------       -----------         -----------        ----------
Aug. 1, 1995<F6>  through
  June 30, 1996
Institutional                  63.93%               $63,595            1.74%<F10>        (0.16)%<F10>         283.67%
Aug. 1, 1995<F6>  through
  June 30, 1996
Retail                         63.52%                 9,036            1.99%<F11>        (0.36)% <F11>        283.67%

<F6>  Commencement of operations.

<F7>  Not annualized for the period ended June 30, 1996.

<F8>  The total return calculation for the Retail Series of the Fund does not reflect the maximum sales charge of 4.00%.

<F9>  Annualized for the period ended June 30, 1996.

<F10> Without fees waived, the ratio of net expenses to average net assets for the period ended June 30, 1996 would have been
      1.97%; and the ratio of net investment income (loss) to average net assets for the period ended June 30, 1996 would have been
      (0.39)%.

<F11> Without fees waived, the ratio of net expenses to average net assets for the period ended June 30 ,1996 would have been
      2.22%; and the ratio of net investment income (loss) to average net assets for the period ended June 30, 1996 would have been
      (0.59)%.

<F12> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


INVESTMENT
OBJECTIVES
AND POLICIES     INVESTMENT OBJECTIVE. The investment objective of the MicroCap
                 Fund is capital appreciation. The Fund seeks to achieve its objective primarily through investments in securities of small companies. At least 65% of the Fund's total assets will be invested in securities of small capitalization companies
                 (companies with capitalizations of $250 million or less at the time of purchase). Current income is not a significant consideration in the selection of securities for this Fund.
                 Securities are selected for the Fund by the Adviser on the basis of their potential for price appreciation.

                 Most common equity securities held by the Fund will be common stocks of companies incorporated in the United States, although up to 25% of its total assets may be invested, either directly or through investments in American Depository Receipts, in the securities of foreign issuers. In addition to investing in common equity securities, the Fund may also acquire preferred stocks and obligations, such as bonds, debentures and notes that, in the opinion of the Adviser, present opportunities for capital appreciation. In addition, the Fund may invest in securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

                 The Fund generally invests in small companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics, which include, among other factors, low debt, return on equity substantially above the market average and consistent revenue and earnings per share growth over the prior three to five years. The Adviser believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund generally anticipates the median stock market capitalization of the securities it purchases will be between $50 million and $250 million and the weighted average of such securities will be between $100 million and $250 million at the time of purchase. The Fund may invest from time to time a portion of its assets, not to exceed 35% at the time of purchase, in companies with market capitalizations in excess of $250 million at the time of purchase. If the market capitalization of a company in which the Fund has invested increases above $250 million, the Fund, consistent with its investment objective, may continue to hold the security.

                 Securities of unseasoned companies, that is, companies with less than three years' continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of attractive capital appreciation. However, the Fund will not invest more than 5% of the value of its total assets in the securities of unseasoned companies.

                 Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor's 500 Index.

                 The securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

                 The Adviser anticipates that from time to time certain industry sectors will not be represented in the Fund's portfolio while other sectors will represent a significant portion. However, the Adviser will not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, and will not purchase securities of any issuer which would cause 10% or more of the Fund's total assets at the time of purchase to be invested in that issuer.

                 The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term net capital gains are realized, distributions resulting from such gains will be ordinary income for federal income tax purposes. (See "Taxes - Federal.")

                 The Fund may engage in short sales as further discussed below. In view of the specialized nature of its investment activities, investment in the Fund will be suitable only for those investors who are prepared to invest without concern for current income and are financially able to assume considerably more risk than the risks presented by a mutual fund that invests in companies traded on a national securities exchange or NASDAQ. The Fund's expenses in a year may exceed income. There can be no assurance that the investment objective of the Fund will be realized or that the value of the Fund's investments will not decline in value. For these reasons, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits and income.

OTHER INVESTMENT
INFORMATION      MONEY MARKET INSTRUMENTS. The Fund may hold short-term U.S.
                 Government obligations, high quality money market instruments
                 (i.e., rated A-1 or better by Standard and Poor's Ratings
                 Group ("S&P") or Prime-1 by Moody's Investors Service, Inc.
                 ("Moody's") or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements, bank obligations and cash, pending investment, to meet anticipated redemption requests, or if, in the opinion of the Adviser, other suitable securities are unavailable. The foregoing investments may include among other things commercial paper and variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less, and may be in such proportions as, in the opinion of the Adviser, existing circumstances may warrant. Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk.
                 The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks. The Fund may also invest in securities issued by other investment companies. The Fund will not invest in any other Portico Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's Shareholders.

                 RESTRICTED SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in securities that are illiquid at the time of purchase. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days, over-the-counter options, and securities that are not registered under the Securities Act of 1933 (the "Act") but may be purchased by institutional buyers under Rule 144A, are subject to this 15% limit (unless such securities are variable amount master rate demand notes with maturities of nine months or less or unless the Board of Directors or the Adviser, pursuant to guidelines adopted by the Board of Directors, determines that a liquid trading market exists). The Fund may invest up to 15% of the value of its net assets in securities which are not registered under the Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. BORROWINGS. The Fund may borrow money in amounts up to 25% of the value of the total assets at the time of entering into the borrowing. The Fund would borrow money to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Fund. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

                 Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

                 WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Fund may purchase securities on a "when-issued" or delayed delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund does not accrue income until the securities delivery occurs. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Fund's forward commitments and when-issued purchases are not expected to exceed 20% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

                 SHORT SALES. The Fund may enter into short sales with respect to its equity security holdings. In a short sale transaction, the Fund borrows a security from a broker and sells it with the expectation that it will replace the security borrowed from the broker by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

                 When the Fund engages in short sales, unless the short sale is otherwise "covered" in accordance with the policies of the SEC, the Fund will be required to maintain in a segregated account an amount of cash or U.S. Government securities equal to the difference between: (a) the market value of the security sold short at the time they were sold short and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, the Fund will maintain the segregated account on a daily basis at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and
                 (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Short sale transactions will be conducted so that not more than 20% of the value of the Fund's net assets at the time of entering into the short sale (exclusive of proceeds from short sales) will be, when added together, (a) in deposits collateralizing the obligation to replace securities borrowed to effect short sales, and (b) allocated to the segregated account in connection with short sales.

                 FOREIGN SECURITIES. The Fund may invest in foreign securities. The Fund's investments in the obligations of foreign issuers may include both obligations of foreign corporations and banks, as well as obligations of foreign governments and their political subdivisions. Investments in foreign securities, whether made directly or through American Depository Receipts, involve certain inherent risks, and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

                 SECURITIES LENDING. Although the Fund does not intend to during the current fiscal year, the Fund may lend portfolio securities.

                 OPTIONS. The Fund may purchase put and call options in an amount not to exceed 5% of its net assets. Such options may relate to particular securities or various stock indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

                 The Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase the Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by the Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                 In addition, the Fund may write call options on securities and on various stock indices. The Fund may write a call option only if the option is "covered" by the Fund's holding a position in the underlying securities or otherwise, which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange and the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets during the current year. In order to close out an option position, the Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

                 By writing a covered call option on a security, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Fund. For additional information relating to option trading practices and related risks, see the Statement of Additional Information.

                 FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Funds, or of securities which it intends to purchase, to maintain liquidity, to have fuller exposure to price movements in the respective security index or to reduce transaction costs. For example, the Fund may enter into transactions involving a stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine it would be in the interest of the Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. The Fund will not use futures contracts for speculative purposes.

                 Risks associated with the use of futures contracts include (a) imperfect correlation between the change in market values of the securities held by the Fund and the prices of stock index futures contracts, and (b) the possible lack of a liquid secondary market for futures contracts and the resulting inability of the Fund to close open futures positions. During the current fiscal year, the Fund intends to limit its transactions in futures contracts and related options so that not more than 5% of its net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix A to the Statement of Additional Information.

                 CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, including bonds, notes and preferred stock, that may be converted into common stock either at a stated price or within a specified period of time. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

                 During normal market conditions, no more than 5% of the Fund's net assets will be purchased or held in convertible or other securities rated below investment grade. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent the Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of the Fund's net assets.

                 WARRANTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of the Fund's net assets will be invested in warrants.

PURCHASE OF
SHARES THE FUND IS CLOSED TO NEW INVESTORS AND TO ADDITIONAL SHARE PURCHASES EXCEPT FOR REINVESTMENT OF DIVIDENDS FROM THE FUND.

                 Shares of the Fund are offered and sold by the distributor for the Fund, B.C. Ziegler and Company (the "Distributor"), which is independent of the Adviser. The Distributor is a registered broker/dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

                 Institutional Shares of the Fund are exclusively sold to and held by (a) trust, agency or custodial accounts opened through a Firstar Corporation trust department, trust company or trust affiliate; (b) employer-sponsored qualified retirement plans; and (c) all clients of FIRMCO. All other persons must purchase Retail Shares of the Fund.

                 THE MINIMUM INITIAL INVESTMENT FOR RETAIL SHARES IN THE FUND IS $10,000. THE MINIMUM SUBSEQUENT INVESTMENT FOR RETAIL SHARES IN THE FUND IS $100. THERE IS NO MINIMUM INITIAL OR SUBSEQUENT INVESTMENT FOR INSTITUTIONAL SHARES. THE MAXIMUM INVESTMENT IN THE FUND FOR AN INVESTOR IS $5,000,000.

HOW TO PURCHASE
RETAIL SHARES    Purchase orders for Retail Shares may be placed through the transfer agent of the Fund, registered representatives of Elan
                 Investment Services, Inc. ("Elan"), or organizations that have entered into distribution or servicing agreements with the Fund (including Elan, "Shareholder Organizations"). For a discussion of transactions through Shareholder Organizations, see "Shareholder Organizations" below.

                 Once each business day, two share prices of the Retail Shares are calculated for the Fund: the offering price and the net asset value (NAV). The offering price includes the sales charge, if any, which you pay when you buy shares, unless you qualify for a waiver as described below. When you buy Retail Shares at the offering price, the sales charge is deducted and the balance is invested at NAV next computed after an order with payment is received by the transfer agent. You may calculate your sales charge as follows:

                                                                   Shareholder
                                                                  Organization
                                     Sales Charge  Sales Charge    Reallowance
                    Amount of            as a           as            as a
                   Transaction        Percentage    Percentage     Percentage
                   at Offering       of Offering      of Net       of Offering
                      Price             Price       Asset Value       Price
                 --------------------------------------------------------------

                 Less than $50,000      4.00%          4.16%          3.50%
                 $50,000 to $99,999     3.00%          3.09%          2.50%
                 $100,000 to $249,999   2.00%          2.04%          1.50%
                 $250,000 or more        none          none           none

                 The Distributor may reallow the entire sales charge to certain Shareholder Organizations. To the extent that 90% or more of the sales charge is reallowed, Shareholder Organizations may be deemed to be underwriters under the Act.

                 You may purchase Retail Shares without a sales charge if: (a) you were a Portico shareholder as of January 1, 1995 and have continuously maintained a shareholder account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares or from accounts for which Firstar Corporation or its affiliates serves in a trust, agency or custodial capacity; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase;
                 (e) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or contingent deferred sales charge; (f) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; or (g) you are a spouse, parent or child of an individual who falls within the preceding categories (a), (c) or (d) above.

                 QUANTITY DISCOUNTS. You may be entitled to reduced sales charges through the Right of Accumulation or under a Letter of Intent, even if you do not make an investment of a size that would normally qualify for a quantity discount.

                 To qualify for a reduction of or exception to the sales charge, you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Fund may modify or terminate quantity discounts at any time. For more information about quantity discounts, contact your Shareholder Organization or Portico Investors Services at 1-800-982-8909.

                 RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail Shares of any Portico Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds, with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.00% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

                 LETTER OF INTENT. By signing a Letter of Intent (available from the Distributor and Shareholder Organizations), an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. To compute the applicable sales charge, the offering price of shares of an Eligible Fund on which a sales charge has been paid, beneficially owned by an investor on the date of submission of the Letter of Intent, may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

                 During the term of the Letter of Intent, the Transfer Agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13- month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

                 QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons listed above.

                 PURCHASE ORDERS. Investors may purchase Retail Shares of the Fund through registered representatives of Elan located at Firstar Banks ("Firstar Investment Offices"), or through Elan representatives located at other financial institutions, or directly with the Fund's transfer agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in the Fund may be made at any time by sending to the address below a check or money order payable to the Fund, along with a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. A $20 fee will be imposed by the Fund's transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund.

                 PURCHASE ORDERS PLACED THROUGH REGISTERED REPRESENTATIVES

          TO OPEN AN ACCOUNT               TO ADD TO AN ACCOUNT
          ------------------               --------------------
     IN PERSON
          - Complete an application at     - Bring your check to a Firstar
            a Firstar Investment Office.     Investment Office. Call
            Call 1-800-982-8909 for the      1-800-982-8909 for the office
            office nearest you.              nearest you.

     BY PHONE
          - Call your registered           - Call your registered
            representative at the number     representative at the number
            on your statement or call        on your statement or call
            1-800-982-8909 for the office    1-800-982-8909 for the office
            nearest you.                     nearest you.

     AUTOMATICALLY
          - Call your registered           - Complete a Periodic Investment
            representative at the number     Plan Application to automatically
            on your statement to obtain      purchase more shares.
            a Periodic Investment Plan
            Application.


          PURCHASE ORDERS PLACED THROUGH THE TRANSFER AGENT

          TO OPEN AN ACCOUNT               TO ADD TO AN ACCOUNT
          ------------------               --------------------
     BY MAIL
          - Complete an application and    - Make your check payable to
            mail it along with a check       Portico Funds. Please include
            payable to Portico Funds,        your account number on your
            P.O. Box 3011,                   check and mail it to the address
            Milwaukee, WI 53201-3011.        on your statement.

     OVERNIGHT DELIVERY
          - Complete an application and    - Make your check payable to
            deliver it along with a check    Portico Funds. Please include
            payable to Portico Funds,        your account number on your
            615 E. Michigan St.,             check and deliver it to the
            Milwaukee, WI 53202.             address at the left.

     IN PERSON
          - Bring your application and     - Bring your check to a Firstar
            check to a Firstar Investment    Investment Office. Call
            Office. Call 1-800-982-8909      1-800-982-8909 for the office
            for the office nearest you.      nearest you.

     AUTOMATICALLY
          - Call 1-800-982-8909 to         - Complete a Periodic Investment
            obtain a Periodic Investment     Plan Application to auto-
            Plan Application.                matically purchase more shares.

                                           - Open a ConvertiFund(R)
                                             account to automatically invest
                                             proceeds from one account to
                                             another account of the Portico
                                             family of funds.

     BY WIRE
          - Call 1-800-228-1024 to arrange   - Ask your bank to transmit
            a wire transaction. Ask your      immediately available funds by
            bank to transmit immediately      wire as described at the left.
            available funds by wire in the     Please also include your
            amount of your purchase to:       account number.
            Firstar Bank Milwaukee, N.A.
            ABA # 0750-00022, Account #
            112-952-137 for further credit
            to Portico MicroCap Fund
            [the name/title on the account].


     BY PHONE
          - Call 1-800-228-1024 to         - Call 1-800-228-1024 to exchange
            exchange from another            from another Portico Fund
            Portico Fund account with        account with the same
            the same registration            registration including name,
            including name, address          address and taxpayer
            and taxpayer ID number.          ID number.

                 Investors making initial investments by wire must promptly complete a Purchase Application and forward it to the Fund. REDEMPTIONS WILL NOT BE PAID UNTIL THE COMPLETED APPLICATION HAS BEEN RECEIVED BY THE TRANSFER AGENT.

                 If an order and payment are received by the transfer agent or Elan in proper form (as described above) before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. Central Time, on a business day, Fund shares will be purchased as of the determination of net asset value on that day. Purchase orders which are received after the close of regular trading hours on the Exchange, or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent or Elan.

                 The Fund will not accept payment in cash or third party checks for the purchase of shares. Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding and may be liquidated and distributed to the owner(s) of record on or after the first business day following the sixtieth day of investment, net of the backup withholding tax.

                 Certificates for shares will be issued only upon shareholder request. The Fund reserves the right to reject any purchase order. Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information see the Statement of Additional Information or contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

HOW TO PURCHASE
INSTITUTIONAL
SHARES All Institutional Share purchases are effected pursuant to a customer's account at Firstar Trust Company ("Firstar Trust") or, at another chosen institution pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other institution involved. Firstar Trust and the other institutions (or their nominees) (collectively referred to as "Institutions") will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other Institutions. Investors wishing to purchase shares of the Fund should contact their account representatives.

                 Institutional Shares are sold without a charge imposed by the Fund, although Institutions may charge fees for providing administrative or other services in connection with investments in Fund shares.

                 Purchase orders must be transmitted to the Fund's transfer agent by telephone (1-800-228-1024; in Milwaukee area: 414-287-3808 or by fax 414-287-3781 only if preceded by a telephone call) and will be effected by the transfer agent at its Milwaukee office. Purchase orders that are received by the transfer agent before the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 3:00 p.m. (Central Time), will be executed as of the close of regular trading hours on the Exchange, provided that payment is received by the close of business. Purchase orders that are received after the close of regular trading hours on the Exchange or on non-business days, and orders for which payment is not received by the close of regular trading hours on the Exchange on a business day, will be executed on the next business day after receipt of both the order and payment in proper form by the transfer agent.

                 Payment for Fund shares should be transmitted by wire in immediately available funds to:

                 Firstar Bank Milwaukee, N.A.
                 ABA #0750-00022,
                 Account #112-952-137
                 For further credit to Portico MicroCap Fund
                 [the investor's account number and the name/title of the account].

                 Payment may also be made by check payable to: Portico Funds, P.O. Box 3011, Milwaukee, WI 53201-3011, or delivered (via overnight delivery or in person) to 615 E. Michigan St., Milwaukee, WI 53202.

                 It is the responsibility of Institutions to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis, in accordance with the procedures stated above.

                 Certificates for shares will be issued only upon the request of an Institution. The Fund reserves the right to reject any purchase order.

                 Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in this Prospectus. For further information see the Statement of Additional Information or contact Portico Investor services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

REDEMPTION OF
SHARES

HOW TO REDEEM
RETAIL SHARES    Redemption orders are effected at the net asset value per
                 share next determined after receipt of the order by the transfer agent or Elan. If a redemption order is received in proper form (as described below) before the close of regular trading hours on the Exchange, currently 3:00 p.m. Central
                 Time, on a business day, Fund shares will be redeemed as of the determination of net asset value on that day. Redemption orders which are received after the close of regular trading hours on the Exchange, or on non-business days, will be executed on the next business day. Depending upon the current net asset value of the redeemed shares at the time of redemption, the value of the shares redeemed may be more or less than the investor's cost.

                 REDEMPTION ORDERS

                                             THROUGH A REGISTERED
          THROUGH THE TRANSFER AGENT            REPRESENTATIVE
          --------------------------         --------------------

     BY PHONE
          - Call 1-800-228-1024 with         - Call your registered
            your account name, account         representative at the
            number and amount of               number on your statement,
            redemption (minimum $500).         or 1-800-982-8909.
            Redemption proceeds will
            only be sent to a shareholder's
            address or bank account of
            a commercial bank located
            within the United States as
            shown on the transfer agent's
            records. (Available only if
            established on the account
            application and if there has
            been no change of address
            by telephone within the
            preceding 15 days.)


     BY MAIL,
     OVERNIGHT
     DELIVERY
     OR IN PERSON
          - Mail your instructions to the    - Bring your instructions to
            Portico Funds, P.O. Box 3011,      your registered representative's
            Milwaukee, Wisconsin               office, or mail or deliver them
            53201-3011, or deliver them        to Portico Investor Services at
            (via overnight delivery or         777 East Wisconsin Avenue,
            in person) to                      Suite 900, Milwaukee, WI 53202
            615 E. Michigan Street,
            Milwaukee, WI 53202.
            Include the number of shares
            or the amount to be redeemed,
            your shareholder account
            number and Social Security
            number or other taxpayer
            identification number. Your
            instructions must be signed
            by all persons required to
            sign for transactions exactly
            as their names appear on the
            account. If the redemption
            amount exceeds $50,000, or
            if the proceeds are to be sent
            elsewhere than the address
            of record, or the address of
            record has been changed
            within the preceding 15 days,
            each signature must be
            guaranteed in writing by
            either a commercial bank that
            is a member of the FDIC, a
            trust company, a credit union,
            a savings association, a
            member firm of a national
            securities exchange or other
            eligible guarantor institution.

     AUTOMATICALLY
          - Call 1-800-982-8909 for a        - Call your registered
            Systematic Withdrawal Plan         representative at the number
            application ($15,000 account       on your statement to establish
            minimum and $100 minimum           a Systematic Withdrawal Plan.
            per transaction).

                 Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature. If certificates have been issued, the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, must be received by the transfer agent or Elan. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent or Elan receives all required documents in proper form. Purchases of additional shares concurrently with withdrawals would be disadvantageous because of the sales charge involved in the additional purchases.

                 The transfer agent charges a $10.00 fee for each payment made by wire of redemption proceeds, which will be deducted from the shareholder's account. The transfer agent also charges a $15.00 fee for each IRA distribution (unless it is part of a Systematic Withdrawal Plan), which will be deducted from the shareholder's account.

                 In order to arrange for telephone redemptions after an account has been opened or to change the bank, or account designated to receive redemption proceeds, a written request must be sent to Portico Investor Services at the address listed above or contact your registered representative. The request must be signed by each shareholder of the account. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

                 The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareholders. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

                 In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

OTHER REDEMPTION
INFORMATION      The Fund will make payment for redeemed shares typically
                 within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form, except as provided by the rules of the SEC. HOWEVER, IF
                 ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN
                 INVESTMENT MADE BY CHECK, THE FUND MAY DELAY THE PAYMENT OF
                 THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY
                 SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE
                 TWELVE DAYS FROM THE PURCHASE DATE. This procedure does not apply to shares purchased by wire payment. An investor purchasing shares by wire must have filed a Purchase
                 Application before any redemption requests can be paid.

                 The Fund imposes no charge when shares are redeemed and reserves the right to redeem an account involuntarily, upon sixty days' written notice, if redemptions cause the account's net asset value to remain at $1,000 or less. The Fund may also redeem shares involuntarily if it is appropriate to do so to carry out the Fund's responsibilities under the 1940 Act and, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

                 Questions concerning the proper form for redemption requests should be directed to Portico Investor Services at 1-800-228-1024 or 414-287-3808 (Milwaukee area).

HOW TO REDEEM
INSTITUTIONAL
SHARES Customers who purchase Institutional Shares of the Fund through accounts at an Institution may redeem all or part of their shares in accordance with the instructions and limitations pertaining to such accounts. The procedures will vary according to the type of account and Institution involved, and customers should consult their account representatives in this regard.

                 Redemption orders must be transmitted by an Institution to the transfer agent in writing or by telephone in the manner described under "How to Purchase Institutional Shares."
                 Shares are redeemed at the net asset value per share next determined after the transfer agent's receipt of the redemption order.

                 Payment for redeemed shares will normally be wired in federal funds on the next business day if the redemption order is received by the transfer agent before 3:00 p.m. Central Time. The Fund reserves the right, however, to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date. The transfer agent currently charges a $10.00 fee for each wire payment of redemption proceeds and a $15.00 fee for each IRA distribution, which will be deducted from the shareholder's account or, at the request of an Institution, billed directly to the Institution requesting the redemption.

                 Portico imposes no charge when shares are redeemed. However, Institutions may charge a fee for providing administrative or other services in connection with investments in Fund shares. If a customer has agreed with a particular Institution to maintain a minimum account balance and the balance falls below that minimum, the customer may be obliged by the Institution to redeem all or part of the customer's shares in the Fund to the extent necessary to maintain the required minimum balance. Portico may also redeem shares of the Fund involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of Portico's responsibilities under the 1940 Act. Investors would bear any brokerage or other transaction costs incurred in converting the securities received to cash. See the Statement of Additional Information for examples of when such redemptions might be appropriate.

                 It is the responsibility of Institutions to transmit redemption orders and credit their customers' accounts with the redemption proceeds on a timely basis in accordance with their agreements with the customers and to provide their customers with account statements with respect to share transactions made for the accounts.

                 In an effort to prevent unauthorized or fraudulent redemption requests by telephone, Portico and the transfer agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to redeem or exchange by telephone will be required to provide their account number. All such telephone transactions will be tape recorded and confirmed in writing to the shareholder. Portico may implement other procedures from time to time. If reasonable procedures are not implemented, Portico and/or the transfer agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

EXCHANGE
OF SHARES        Except as provided in the next sentence and provided that such other shares may legally be sold in the state of the investor's residence, Retail shareholders are generally permitted to exchange their Retail Shares in a Fund (with a minimum current value of $500) for Retail Shares of other funds in the Portico family of funds without charge or commission by the Fund. A sales charge will be imposed on the exchange if the shares of the Fund being acquired have a sales charge and the shares being redeemed were purchased or otherwise acquired without a sales charge. Institutional shareholders also are generally permitted to exchange their Institutional Shares in a Fund (with a minimum current value of $500) for Institutional Shares of other funds in the Portico family of funds, provided such other shares may legally be sold in the state of the investor's residence and the investor is eligible for Institutional Shares at the time of the exchange. This exchange privilege does not apply to shares of the Institutional Money Market Fund. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until the transfer agent receives written instructions from the shareholder(s) of record canceling the privilege.

                 Portico reserves the right to terminate indefinitely the exchange privilege of any shareholder, broker, investment adviser, agent, or account representative who requests more than four exchanges within a calendar year, whether for oneself or one's customers. Portico may determine to do so with prior notice to the shareholder, broker, investment adviser, agent, or account representative based on a consideration of both the number of exchanges the particular shareholder, broker, investment adviser, agent, or account representative has requested and the time period over which those exchange requests have been made, together with the level of expense to the funds or other adverse effects which may result from the additional exchange requests. If any portion of the shares to be exchanged represents an investment made by check, a fund may delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take twelve days from the purchase date.

                 Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Portico family of funds. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Portico on exchanges. Portico reserves, however, the right to impose a charge in the future. In addition, Institutions may charge a fee for providing administrative or other services in connection with exchanges.

                 In order to request an exchange by telephone, a shareholder must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be exchanged by delivering the exchange request to the transfer agent in person or by mail at the address listed above under "Redemption of Shares."

                 The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. The responsibility of the Fund and its transfer agent for the authenticity of telephone exchange instructions is limited as described above under "Redemption of Shares."

SHAREHOLDER
SERVICES
(RETAIL SHAREHOLDERS
ONLY) The services and privileges described below are available to Retail Shareholders of the Fund. These may be modified or terminated at any time upon notice to shareholders.

                 SHAREHOLDER REPORTS. Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year which ends October 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call Portico Investor Services at 1-800-982-8909, or write Portico Investor Services at the address listed above.

                 In addition, account statements will be mailed to shareholders after each purchase, reinvestment of dividends and redemption.

                 AUTOMATED TELERESPONSE SERVICE. Shareholders using a touch-tone telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling Portico Investor Services at 1-800-228-1024, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central Time, Monday through Friday), speak with a Portico Investor Services representative.

                 The automated service provides the information most frequently requested by shareholders. After calling the 800-number, pressing "2" on their touch-tone phone, shareholders can:

                 1.  Determine closing prices for the Fund.
                 2. Learn how the price of a Fund has changed from the previous day.
                 3.  Hear daily yields for Portico's money market funds.

                 Money market fund yields reflect fee waivers in effect, represent past performance and will vary. If fees were not waived, yields would be reduced. Past performance is no guarantee of future results. Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested. An investment in any one of the Portico money market funds is neither insured nor guaranteed by the U.S. Government nor is there any assurance the funds will be able to maintain a stable net asset value of $1.00 per share.

                 To speak with a Portico Investor Services representative anytime during an automated teleresponse session (during regular business hours), shareholders may press "0."

                 For total return information, shareholders must call Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

                 RETIREMENT PLANS. The Fund offers individual retirement accounts and prototype defined contribution plans, including simplified employee, 401(k), 403(b), profit-sharing and money purchase pension plans ("Retirement Plans"). For details concerning Retirement Plans (including service fees), please call Portico Investors Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area).

DIVIDENDS AND
DISTRIBUTIONS    Dividends from the Fund's net investment income are declared and paid annually. The Fund's net realized capital gains are distributed at least annually to avoid tax to the Fund.

                 Dividends and distributions will reduce the net asset value of the Retail and Institutional Shares by the amount of the dividend or distribution. Dividends and distributions are automatically reinvested in additional Retail or Institutional Shares of the Fund (as applicable) on which the dividend or distribution is paid at their net asset value per share (as determined on the payable date), unless the shareholder notifies the Fund's transfer agent or registered representative, as appropriate, that dividends or capital gains distributions, or both, should be paid in cash. Cash dividends and distributions will be paid by check unless the Fund's transfer agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareholder's bank account. Cash dividends and distributions will be paid within five business days after the end of the month in which dividends are declared or within five business days after a redemption of all of a shareholder's shares of a Fund. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

MANAGEMENT
OF THE FUNDS     The business and affairs of the Funds are managed under the direction of the Board of Directors of the Portico Funds, Inc.
                 ("Portico" or the "Company"). The Statement of Additional
                 Information contains the name and background information regarding each Director.

ADVISORY
SERVICES FIRMCO, a Wisconsin corporation and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has been engaged in the business of providing investment advisory services since 1986. FIRMCO currently has $18 billion in assets under active management, of which $10 billion is invested in fixed-income and money market securities and $8 billion in equity securities.

                 Subject to the general supervision of the Board of Directors and in accordance with the investment objective and policies of the Fund, the Adviser manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's portfolio securities, and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to Shareholder Organizations, including, in the case of agency transactions, Shareholder Organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

                 The Adviser is entitled to receive from the Fund a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's average daily net assets. The Adviser may voluntarily waive all or a portion of the advisory fee otherwise payable by the Fund from time to time. These waivers may be terminated at any time at the Adviser's discretion. The Adviser earned fees, net of waivers, for the fiscal period ended June 30, 1996, at the annual rate of 1.34% for the MicroCap Fund.

                 The Adviser's portfolio management services for the Fund are conducted by Mark Westman. Mr. Westman has been with Firstar since 1992 and has four years of investment management experience and has managed the MircoCap Fund since its inception. He is a Vice President and Portfolio Manager of FIRMCO and a Chartered Financial Analyst.

ADMINISTRATIVE
SERVICES Firstar Trust Company ("Firstar Trust") and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators"). The Co-Administrators have agreed to provide the following administrative services for the Portico
                 Funds: assist in maintaining office facilities for the Funds; furnish clerical and certain other services required by the Funds; compile data for and prepare notices to the SEC; prepare semiannual reports to the SEC and current shareholders and filings with state securities commissions; coordinate federal and state tax returns; monitor the arrangements pertaining to the Funds' agreements with Shareholder Organizations and Institutions; monitor the Funds' expense accruals; monitor compliance with the Funds' investment policies and limitations; and generally assist the Funds' operations. As further described in the Statement of Additional Information, certain services under the Co-Administration Agreement are provided jointly by Firstar Trust and Ziegler and other services are provided separately by either Firstar Trust or Ziegler. The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of .125% of Portico's first $2 billion of average aggregate daily net assets, plus .10% of Portico's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion. For the fiscal period ended June 30, 1996, the MicroCap Fund accrued administrative fees, after waivers, at the effective annual rate of 0.05%.

SHAREHOLDER
ORGANIZATIONS    Portico may enter into agreements from time to time with
                 certain Shareholder Organizations, including affiliates of the Adviser (such as Elan), providing for certain support and/or distribution services to their customers who are the beneficial owners of Retail Shares of the Fund. Under the Service Agreements, shareholder support services, (which are described more fully in the Statement of Additional
                 Information), may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information periodically to customers showing their positions in Retail Shares of the Funds; and providing sub-accounting with respect to Retail Shares beneficially owned by customers or the information necessary for sub-accounting. In addition, Shareholder Organizations under a Distribution and Service
                 Agreement may provide the foregoing shareholder support services and may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Retail
                 Shares. For their services, Shareholder Organizations may be entitled to receive fees from the Fund at annual rates of up to 0.25% of the average daily net asset value of the Retail
                 Shares covered by their agreements. For the fiscal period ended June 30, 1996, Shareholder Organizations received fees pursuant to such agreements at the annual rate of 0.25% of its average net assets.

                 Under the terms of their agreements with Portico, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in Retail Shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their Shareholder Organization's agreement with Portico. In addition, investors should contact their Shareholder Organization with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $10.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

                 The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Portico only to perform the administrative and investor servicing functions described above, and will represent to Portico that in no event will the services provided by them under the agreements be primarily intended to result in the sale of Retail Shares.

                 Conflict-of-interest restrictions may apply to the receipt of compensation paid by Portico to a Shareholder Organization in connection with the investment of fiduciary funds in Retail Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Portico.

                 Agreements that contemplate the provision of distribution services by Shareholder Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Portico pursuant to Rule 12b-1 under the 1940 Act. In the case of the Fund, no payments are made to their distributor, under the Plan. However, payments to Shareholder Organizations, including affiliates of the Adviser, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

CUSTODIAN, TRANSFER
AND DIVIDEND DISBURSING
AGENT, AND ACCOUNTING
SERVICES AGENT   Firstar Trust, an affiliate of the Adviser, provides
                 custodial, transfer agency, dividend disbursing agency services, and accounting services for the Fund. Total custodial, transfer agency, dividend disbursing agency, and accounting services fees paid to Firstar Trust were approximately 0.16% (annualized) of the Fund's average net assets for the fiscal period ended June 30, 1996. Additional information regarding the fees payable by the Fund to Firstar
                 Trust for these services is provided in the Statement of Additional Information. Inquiries to the transfer agent may be sent to the following address: Firstar Trust Company, P.O. Box
                 3011, Milwaukee, WI 53201-3011.

EXPENSES Operating expenses of the Fund include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.

INVESTMENT
LIMITATIONS      Except for the limitations detailed below, the investment
                 objective and policies of the Fund described in this Prospectus are not fundamental and may be changed by the Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The following descriptions summarize several of the Fund's fundamental investment limitations which are set forth in full in the Statement of Additional Information.

                 THE FUND MAY NOT:

                 1. Purchase securities of any one issuer (other than U.S. Government securities) if more than 5% of the value of its total assets will be invested in the securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to this 5% limitation.

                 2. Subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.

                 3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

                 4. Borrow money or enter into reverse repurchase agreements in amounts over one-third of the value of the total assets at the time of such borrowing, or mortgage, pledge or hypothecate any assets except in connection with such borrowings.

                 If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

TAXES
FEDERAL Portico's management intends that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally will relieve the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

                 The Fund contemplates declaring as dividends each year at least 90% of its investment company income. An investor who receives a dividend derived from investment company taxable income (which includes any excess of net short-term capital gain over net long-term capital loss) treats it as a receipt of ordinary income in the computation of his gross income, whether such dividend is paid in the form of cash or additional shares of the Fund.

                 Any dividend or distribution of the excess of the Fund's net long-term capital gain over its net short-term capital loss will be taxable to a shareholder of the Fund as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

                 Before purchasing Fund shares, the impact of dividend or capital gain distributions which are expected to be declared or have been declared but not paid, should be carefully considered. Any dividend or distribution paid by the Fund shortly after the purchase of shares of the Fund will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. Such dividends or distributions, although in effect a return of capital to shareholders, are subject to income taxation.

                 The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends or gross sale proceeds paid to any shareholder (i) who has provided either an incorrect taxpayer identification number or no number at all, or (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed, when required to do so, to certify that he is not subject to backup withholding. The Fund generally also will withhold and remit to the U.S. Treasury 10% of all distributions from individual retirement accounts (including simplified employee plans) to any investor unless the transfer agent receives a written request not to withhold federal income tax from the investor prior to the distribution date; withholding on distributions from other types of Retirement Plans may be mandatory and may be at a higher rate.

                 A taxable gain or loss may be realized by a shareholder upon a redemption, transfer or exchange of Fund shares, depending on the tax basis of the shares and their price at the time of such disposition.

                 Generally, a shareholder may include sales charges incurred upon the purchase of Retail Shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of shares. However, if the shareholder effects an exchange of such shares for Retail Shares of another fund of the Company within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Company's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares, but may be included (subject to the limitation) in the tax basis of the new shares. If a shareholder held shares for six months or less, any loss realized by the shareholder will be treated as long-term loss to the extent of any long-term capital distribution received.

                 The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date of this Prospectus. Such laws and regulations may be changed by legislative or administrative action. Accordingly, investors in the Fund should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of dividends and distributions made each year.

STATE AND LOCAL  Investors are advised to consult their tax advisers concerning the application of state and local tax laws, which may have different consequences from those of the federal income tax law described above.

DESCRIPTION
OF SHARES        The Company was incorporated under the laws of the State of
                 Wisconsin on February 15, 1988 and is registered with the SEC as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share. The Company currently has 16 classes representing interests in 16 existing investment portfolios.
                 Each class of the Funds is currently divided into two separate series, a Retail and Institutional Series representing interests in the same Fund. Of these authorized shares, 50 million shares have been classified for each of the Retail and Institutional Series discussed in this Prospectus.

                 Shares of each series bear their pro rata portion of all operating expenses paid by the Fund, except certain payments of up to .25% of the average daily net assets of the Retail Shares under the Fund's Distribution and Service Plan and Shareholder Servicing Plan applicable only to Retail Series Shares. In addition, Retail Shares, subject to certain exceptions described under Purchase of Shares above, are sold with a maximum sales charge of 4.00% with respect to the Company's equity funds and 2.00% with respect to the Company's fixed income funds. Institutional Shares are sold without a sales charge. The differences in expenses and sales charges will affect the performance of Institutional and Retail Shares. Institutional Shares are only available to (i) a trust, agency or custodial accounts opened through trust companies or trust departments affiliated with Firstar Corporation; (ii) all employer sponsored qualified retirement plans; and (iii) all clients of the Adviser. Retail Shares are available to any investor who does not fall within the three preceding categories. Portico Funds offer various services and privileges in connection with Retail Shares that are not offered in connection with Institutional Shares, including a Periodic Investment Plan, ConvertiFund(R), and Systematic Withdrawal Plan. A salesperson and any other person or Shareholder Organization entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different series of shares.

                 For information regarding the other funds and series, contact Portico Investor Services at 1-800-982-8909 or 414-287-3710 (Milwaukee area) or your Shareholder Organization.

                 Portico does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Portico will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of Portico that are entitled to vote. To the extent required by law, Portico will assist in shareholder communication in such matters.

                 Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund except where otherwise required by law. It is contemplated that shareholders of the Fund will vote separately on matters relating to its investment advisory agreement and any changes in its fundamental investment limitations. On any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to the Retail Shares but not the Institutional Shares of the Fund, only the Retail Shares will be entitled to vote. Shares of Portico have noncumulative voting rights and, accordingly, the holders of more than 50% of Portico's outstanding shares (irrespective of Fund) may elect all of the Directors. As of September 30, 1996, the Adviser and its affiliates held, on behalf of their underlying accounts, approximately 73% of Portico's shares that were outstanding on that date.

                 Each Retail and Institutional Share of the Fund represents an equal proportionate interest with other shares of the same series in the Fund, and is entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights. The Fund is classified as a diversified company under the 1940 Act.

NET ASSET VALUE
AND DAYS OF
OPERATION        The net asset value of each series of the Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange (currently, 3:00 p.m. Central Time), on each day the Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange observes: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
                 Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail and Institutional Share is calculated by dividing the value of all securities and other assets owned by the Fund that are allocable to Retail or Institutional Shares, respectively, less the liabilities charged to the particular series by the number of the Fund's outstanding Shares of that series.

                 Securities which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

                 The Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

PERFORMANCE
CALCULATION      From time to time, total return data for Retail or
                 Institutional Shares of the Fund may be quoted in advertisements or in communications to shareholders. The total return of the Fund's Retail or Institutional Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail or Institutional shares of the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Retail and Institutional Shares of the Fund during the period are reinvested in Retail and Institutional Shares of the Fund, respectively, and that, for Retail Shares, the maximum sales charge during the period has been deducted from the investment at the time of purchase.

                 The Fund may advertise total return data for Retail Shares of the Fund without reflecting the sales charge if it is accompanied, in accordance with the SEC rules, by average annual total return data reflecting the maximum sales charge. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

                 The total return of the Fund's Retail and Institutional Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's Retail and Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of the Fund's Retail and Institutional Shares may be compared to the S&P 500 Index; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

                 Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund's Retail and Institutional Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's Retail and Institutional Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in the Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts. The methods used to compute total return are described in more detail in the Statement of Additional Information.

                 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                 TO OPEN AN ACCOUNT OR REQUEST INFORMATION
                 1-800-982-8909
                 1-414-287-3710

                 FOR ACCOUNT BALANCES AND INVESTOR SERVICES
                 1-800-228-1024
                 1-414-287-3808

                 PORTICO INVESTOR SERVICES
                 615 East Michigan Street
                 P.O. Box 3011
                 Milwaukee, WI 53201-3011


                                                                         89-9070







                          PORTICO FUNDS, INC.
                   (Retail and Institutional Series)
                             MicroCap Fund
                               Form N-1A
                         Cross Reference Sheet
Part B
Item No.                                              Heading
--------                                              -------
10.  Cover Page.....................................  Cover Page

11.  Table of Contents..............................  Table of Contents

12.  General Information and History................  Inapplicable

13.  Investment Objectives and Policies.............  Investment
                                                      Objective and
                                                      Policies

14.  Management of the Fund.........................  Management of the
                                                      Company

15.  Control Persons and Principal Holders
     of Securities..................................  Management of the
                                                      Company;
                                                      Miscellaneous

16.  Investment Advisory and Other Services ........  Management of the
                                                      the Company;
                                                      Custodian, Transfer
                                                      Agent and Accounting
                                                      Services Agent


17.  Brokerage Allocation and Other Practices.......  Management of the
                                                      Company

18.  Capital Stock and Other Securities.............  Description of
                                                      Shares

19.  Purchase, Redemption and Pricing...............  Net Asset Value;
     of Securities Being Offered                      Additional Purchase
                                                      and Redemption
                                                      Information

20.  Tax Status.....................................  Additional
                                                      Information
                                                      Concerning Taxes

21.  Underwriters...................................  Management of the
                                                      Company

22.  Calculation of Performance Data................  Additional
                                                      Information
                                                      on Performance

PART C

Information to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.




  *****
                                PORTICO FUNDS, INC.
                        Statement of Additional Information
                                      for the
                                   MicroCap Fund

                                 October 28, 1996

                                 TABLE OF CONTENTS
                                 -----------------
                                                                       Page
                                                                       ----

   Portico Funds ..................................................       2
   Investment Objective and Policies ..............................       2
   Net Asset Value ................................................      14
   Additional Purchase and Redemption Information .................      15
   Description of Shares ..........................................      19
   Additional Information Concerning Taxes ........................      20
   Management of the Company ......................................      21
   Custodian, Transfer Agent, Disbursing Agent and
     Accounting Services Agent ....................................      27
   Independent Accountants ........................................      28
   Counsel ........................................................      28
   Additional Information on Performance  .........................      29
   Miscellaneous ..................................................      30
   Appendix A .....................................................     A-1



               This Statement of Additional Information is meant to be read in conjunction with the Portico Fund Prospectus dated, October 28, 1996, for the Retail and Institutional Shares of the MicroCap Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of this Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing Portico Investor Services at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011, or by calling 1-800-982-8909 or 414-
   287-3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


   SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE PORTICO FUNDS INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                                 PORTICO FUNDS

          Portico Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the Funds is currently divided into two series, a retail and institutional series. This Statement of Additional Information pertains to Retail Series and Institutional Series Shares of the MicroCap Fund. The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact Portico Investor Services at 1-800-982-8909 or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

                       INVESTMENT OBJECTIVE AND POLICIES

          The investment objective of the MicroCap Fund is to seek capital appreciation through investment in securities of small sized companies, generally defined as those companies with market capitalizations below $250 million at the time of purchase. There is no assurance, however, that the Fund's investment objective will in fact be attained. The following policies supplement the Fund's investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

          Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

          The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

          Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

          The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser in its sole discretion, believes such practice to be in the Fund's interests.

          For the fiscal period ended June 30, 1996, the MicroCap Fund paid brokerage commissions of $62,266. None of the brokerage commissions were paid to the affiliates of the Company, the Adviser or the Co-Administrator.

          The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or its Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

          Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by its Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          As of June 30, 1996, the Company held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows: the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX/tm, and Balanced Funds held securities of Lehman Brothers totaling $1,301,681, $5,493,401, $12,775,140, and $887,195, respectively; the Intermediate Bond Market, Bond IMMDEX/tm, and Balanced Funds held securities of Goldman Sachs totaling $4,744,180, $9,488,359, and $1,423,254, respectively; the Short-Term Bond Market and Equity Index Funds held securities of Morgan Stanley totaling $555,111 and $397,913, respectively; and the Short-Term Bond Market, Balanced, Growth and Income, and Equity Index Funds held securities of Merrill Lynch totaling $1,283,359, $1,028,415, $5,832,000, and $560,075, respectively.


          Securities Lending.  Although the Fund does not intend to during the
          ------------------
current fiscal year, it may lend its portfolio securities with a value of up to 30% of its total assets to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.


          Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Fund will maintain such value by the daily marking-to-market of the collateral.

          Money Market Instruments.  As described in the Prospectus, the Fund
          ------------------------
may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. However, the Fund intends to stay fully invested and therefore investments in money market instruments are expected to represent normally less than 10% of the Fund's net assets.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit and nonnegotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the Fund's total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

          Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality rated instruments that may be acquired by the Fund as previously described.


          The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk.


          Repurchase Agreements.  The Fund may agree to purchase securities from
          ---------------------
financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

          Investment Companies.  The Fund currently intends to limit its
          --------------------
investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

          The Fund may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          U.S. Government Obligations.  Examples of the types of U.S. Government
          ---------------------------
obligations that may be acquired by the Fund include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

          Bank Obligations.  For purposes of the Fund's investment policies with
          ----------------
respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Other Investment Considerations
-------------------------------

          The MicroCap Fund maintains a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition.
Sale proceeds are either re-invested in money market instruments or in other securities which meet the Fund's investment criteria.

          The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in the Fund. The Fund does not attempt to "time" the securities market.

          When-Issued Purchases, Delayed Delivery and Forward Commitments.  When
          ---------------------------------------------------------------
the Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price obtained in a transaction (and therefore the value of a security) may be less favorable then the price (and therefore the value of a security) available in the market when the securities delivery takes place.

          The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

          When the Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.


Other Portfolio Information
---------------------------

          Options Trading.  As stated in the Fund's Prospectus, the Fund may
          ---------------
purchase put and call options. Option purchases by the Fund will not exceed 5% of its net assets. Such options may relate to particular securities or to various indices. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

          A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          The Fund may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

          The Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. The Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

          As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

          Futures Contracts and Related Options.  The Adviser may determine that
          -------------------------------------
it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which it intends to purchase. For example, the Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          The Fund intends to limit its transactions in futures contracts and related options so that not more than 5% of its net assets are at risk . In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix A to the Statement of Additional Information.

          American Depository Receipts ("ADRs").  The Fund may invest in
          -------------------------------------
sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

          Convertible Securities.  The Fund may hold convertible securities.
          ----------------------
Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          As described in its Prospectus, the Fund may invest a portion of its assets in convertible securities that are rated below investment grade.

          Warrants.  Warrants basically are options to purchase equity
          --------
securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

          Short Sales.  If the Fund engages in short sales, it need not
          -----------
segregate Fund assets if it "covers" the position. A position is "covered" if, at the time the Fund sells the security or thereafter, the Fund also owns that security or holds a call option on that security with a strike price no higher than the price at which the security was sold. For federal tax purposes, a short sale is considered consummated upon delivery of securities to close the short sale. The gains or losses realized by the Fund from short sale transactions normally will be characterized as capital gains or losses although short sales that are part of certain hedging transactions or straddles may receive different tax treatment. Special rules generally operate to prevent the use of short sales to convert short-term capital gain into long-term capital gain and long-term capital loss into short-term capital loss. As a result, these transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its shareholders and may reduce the Fund's short-term capital loss available to reduce its ordinary income. The impact of the tax consequences of short sale transactions engaged in by the Fund on distributions to shareholders will be closely monitored.

Investment Limitations
----------------------

          The Fund is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).


     The Fund may not:

     1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position in an amount exceeding one-third of the Fund's net assets, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts, related options, and short sales against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectus, the Fund may not:

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or Portico Funds, Inc. ("the Company"), except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or one-third of the value of the Fund's total assets at the time of such borrowing. In addition, as a matter of fundamental policy, the Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this Statement of Additional Information or in the Prospectus are not deemed to be pledged for purposes of this limitation.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons, the total assets of the Fund fall below 300% of its borrowings, the Fund will reduce its borrowings in compliance with the 1940 Act. As a matter of fundamental policy, the Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

          In order to permit the sale of the Fund's shares in certain states, in the past the Fund has made commitments more restrictive than the investment policies and limitations described above. The Fund is reviewing the applicability of this commitment in light of recent legislation that preempts state registration of investment company securities. Although the Fund operates, as of the date of this Statement of Additional Information, in compliance with the following investment limitations (which are imposed pursuant to the regulations of a state), it may determine hereafter that it is no longer required to do so without further notice to investors: (1) the Fund will not purchase or sell real estate limited partnership interests, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; (2) the Fund will not invest in oil, gas or mineral exploration or development leases, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options; (3) the Fund will limit investments in warrants to no more than 5% of its net assets (and no more than 2% of net assets will be invested in warrants whose underlying securities are not traded on principal domestic exchanges) and (4) the Fund will not invest more than 5% of the portfolio's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation.


                                NET ASSET VALUE

          The net asset value per share of the Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund, except for certain payments under the Fund's Distribution and Service Plan and Shareholder Servicing Plan applicable only to Retail Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

          The value of the Fund's portfolio securities that are traded on stock exchanges outside the United States are normally based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of the Fund is not calculated. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Computation of Offering Price of the Fund.  An illustration of the
     -----------------------------------------
computation of the initial offering price per share of the Retail Shares of the MicroCap Fund based on the value of its net assets and number of outstanding securities at June 30, 1996, follows:



Net Assets                                             $9,035,677
Numbers of Shares                                         585,992
     Outstanding

Net Asset Value                                   $    15.42
     Per Share
Sales Charge, 4.00% of Offering Price             $     0.64
                                                  ----------
     (4.16% of net asset value per share)
Public Offering Price                             $    16.06



          Retail Shares are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Portico shareholder as of January 1, 1995 and have continuously maintained a shareholder account with the Company; (b) you make any purchase within 60 days of a redemption of Portico Institutional Shares or from accounts for which Firstar Corporation or its affiliates serves in a trust, agency or custodial capacity; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Portico; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase;
(e) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or contingent deferred sales charge; (f) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; or (g) you are a spouse, parent or child of an individual who falls within the preceding categories (a), (c), or (d) above. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


          Shareholder Organizations or Institutions may be paid by the Fund for advertising, distribution or shareholder services. Depending on the terms of the particular account, Shareholder Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.


          Shares of the Fund for which a redemption order is received in proper form by the transfer agent or Elan before the close of the Exchange (currently 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received after the close of the Exchange on a business day or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareholder requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.


          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at $1,000 or less.

          In addition to the situations described in the Fund's Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


          Exchange Privilege.  By use of the exchange privilege, shareholders
          ------------------
authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.


Exchange transactions described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the Funds involved in the transaction.

     A. Retail Shares of any Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge.

     B. Shares of any Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any Fund offered by the Company may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

     Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

          For federal income tax purposes, share exchanges are treated as sales on which the shareholder may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.

Additional Information Regarding Shareholder Services for Retail Shares
-----------------------------------------------------------------------

          The Retail Shares of the Fund offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, monthly basis ($100 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

          The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging' in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

          The Retail Shares of the Fund permits shareholders to effect ConvertiFundR transactions, an automated method by which a Retail shareholder may invest proceeds from one account to another account of the Retail Shares of the Portico family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFundR transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

          The Retail Shares of the Fund offers shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $15,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($100 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals. Purchase of additional shares concurrently with withdrawals will be disadvantageous because of the sales charge involved in the additional purchases.

Special Procedures for In-Kind Payments
---------------------------------------

          Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. The Fund will consider accepting securities as consideration for shares only if such securities meet the investment objective and policies of the Fund, are acquired for investment and not for resale (although the Fund may sell such securities in response to market or Fund activity), are liquid and have a value which is readily ascertainable.

                             DESCRIPTION OF SHARES

          The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, divided into thirty classes (each, a "Class" or "Fund"). Each Class is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "Series") and, in the case of the Fund, consists of the number of shares set forth in the table below:





Class-Series of          Fund in which Stock         Number of Authorized
Common Stock             Represents Interest         Shares in Each Series
---------------          -------------------         ---------------------

16-Institutional         MicroCap                         50 Million
16-A/Retail                                               50 Million


          The Board of Directors has also authorized the issuance of Classes 1 through 15 and Class 17 common stock representing interests in sixteen other separate investment portfolios which are described in separate Statements of Additional Information. The remaining authorized shares are classified into fourteen additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.


          In the event of a liquidation or dissolution of the Company or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Fund's Prospectus, shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Shareholders of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of the Fund (such as the Distribution and Service Plan applicable to Retail Shares) but not the other series of the Fund, only the affected series will be entitled to vote.

          When issued for payment as described in the Fund's Prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

          The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          The Fund is treated as a separate tax entity under the Code. Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

          If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

          The Fund will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year.

          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------

          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                              Principal
                              Position with   Occupations During Past 5
Name, Address & Age           the Company     Years and Other Affiliations
-------------------           -------------   ----------------------------
James M. Wade*                Chairman,       Vice President and Chief
2802 Wind Bluff Circle        President and   Financial Officer, Johnson
Wilmington, NC  28409         Treasurer       Controls, Inc. (a controls
Age: 52                                       manufacturing company)
                                              January 1987 - May 1991.

Glen R. Bomberger             Director        Executive Vice President,
One Park Plaza                                Chief Financial Officer
11270 West Park Place                         and Director, A.O. Smith
Milwaukee, WI  53224-3690                     Corporation (a diversified
Age: 58                                       manufacturing company) since
                                              January 1987. Director
                                              of companies affiliated with A.O.
                                              Smith Corporation;
                                              Chief Financial Officer, Director
                                              and Vice President, Smith
                                              Investment Company; Officer and
                                              Director of companies affiliated
                                              with Smith Investment Company


Jerry G. Remmel               Director        Vice President, Treasurer and
231 W. Michigan Street                        Chief Financial Officer of
Milwaukee, WI  53203                          Wisconsin Energy Corporation
Age 64                                        since 1994; Treasurer of
                                              Wisconsin Electric Power Company
                                              since 1973;
                                              Director Wisconsin Electric Power
                                              Company since 1989; Senior Vice
                                              President, Wisconsin Electric
                                              Power Company 1988 - 1994; Chief
                                              Financial Officer, Wisconsin
                                              Electric Power Company since
                                              1983; Vice President and
                                              Treasurer, Wisconsin Electric
                                              Power Company, 1983 - 1989.



Richard K. Riederer           Director        President and Chief Operating
400 Three Springs Drive                       Officer of Weirton Steel
Weirton, WV 26062-4989                        since 1995; Executive Vice
Age: 51                                       President and Chief
                                              Financial Officer, Weirton Steel,
                                              January 1994-1995;
                                              Vice President of Finance and
                                              Chief Financial Officer, Weirton
                                              Steel January 1989-1994;
                                              Member - Board of Directors of
                                              American Iron and Steel Institute
                                              since 1995; Member - Board of
                                              Directors, National Association
                                              of Manufacturers since 1995.



Charles R. Roy*               Director        Vice President - Finance, Chief
14245 Heatherwood Court                       Financial Officer and
Elm Grove, WI  53122                          Secretary, Rexnord Corporation
Age: 65                                       (an equipment manufacturing
                                              company), 1988 - 1992; Vice
                                              President - Finance and
                                              Administration, Rexnord Inc.,
                                              1982 - 1988; Officer and Director
                                              of several Rexnord subsidiaries
                                              until 1992.


Mary Ellen Stanek             Vice President  President and Chief
777 East Wisconsin Avenue                     Operating Officer, FIRMCO since
Suite 800                                     1994, Director since 1992 and
Milwaukee, WI  53202                          Director of Fixed Income
Age: 39                                       Securities since 1990.

W. Bruce McConnel, III        Secretary       Partner of the law firm of
Philadelphia National                         Drinker Biddle & Reath.
  Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age: 52

* Messrs. Wade and Roy are considered by the Company to be "interested directors" of the Company as defined in the 1940 Act.


     The following chart provides certain information about the Director fees for the MicroCap Fund's fiscal period ended June 30, 1996 of the Company's Directors.

                                                                    TOTAL
      NAME OF         AGGREGATE     PENSION OR     ESTIMATED    COMPENSATION
  PERSON/POSITION   COMPENSATION    RETIREMENT       ANNUAL         FROM
                      FROM THE       BENEFITS    BENEFITS UPON     COMPANY
                       COMPANY      ACCRUED AS     RETIREMENT      AND FUND
                                   PART OF FUND                  COMPLEX* PAID
                                     EXPENSES                    TO DIRECTORS

James M. Wade          $15,000          $0             $0           $15,000
  President,
  Treasurer and
  Chairman of the
    Board

Glen R. Bomberger      $12,000+         $0             $0           $12,000
    Director

Jerry G. Remmel        $12,000          $0             $0           $12,000
    Director

Richard K. Riederer    $12,000          $0             $0           $12,000
    Director

Charles R. Roy         $12,000          $0             $0           $12,000
    Director


     *The "Fund Complex" includes only the Company.
     +Includes $12,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.


          Each Director receives an annual fee of $7,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,000 per annum for services in such capacity. For the MicroCap Fund's fiscal period ended June 30, 1996, the Directors and Officers received aggregate fees of $63,000. Ms. Stanek receives no fees from the Company for her services as Vice President, although FIRMCO, of which she is President, receives fees from the Company for advisory services. Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

Advisory Services
-----------------

          FIRMCO is the Investment Adviser to the Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds. The Adviser may voluntarily waive advisory fees otherwise payable by the Fund.

          In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Adviser does not intend to receive separate compensation for securities lending activity.

          For services provided and expenses assumed by the Adviser under its investment advisory agreement in effect for the fiscal period ended June 30, 1996, the Adviser earned $681,346 and waived advisory fees of $72,149.

          Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     Banking Laws and Regulations.  Banking laws and regulations, including the
     ----------------------------
Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE VS. CAMP that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company are subject to such banking laws and regulations.

          FIRMCO and Firstar Trust Company believe that they may perform the services for the Fund contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Fund. If the companies were prohibited from continuing to perform advisory, accounting, shareholder servicing and custody services for the Fund, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust Company or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Fund involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

          Firstar Trust Company ("Firstar Trust")  and B. C. Ziegler and
Company ("Ziegler") serve as the Co-Administrators.   Under the Co-
Administration Agreement, the following administrative services will be provided jointly by the Co-Administrators: assist in maintaining office facilities; furnish clerical services and stationery and office supplies; monitor Portico Funds' arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services will be provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to Portico Funds, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Portico Funds, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Funds; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services will be provided by Firstar Trust: compile data for and prepare with respect to the Fund timely Notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by Portico Funds' of all federal and state tax returns and required tax filings other than those required to be made by Portico Funds' custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of Portico Funds' counsel; assist to the extent requested by Portico Funds with Portico Funds' preparation of Annual and Semi-Annual Reports to Fund shareholders and Registration Statements for the Funds; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, Statement of Additional Information, By-laws and Articles of Incorporation.


          Each of the Co-Administrators have agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

          The Distributor provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

          For its administrative services for the fiscal period ended June 30, 1996, the Co-Administrators earned $54,508 and waived $30,742.

Shareholder Organizations
-------------------------

          As stated in the Fund's Prospectus, for Retail Shares the Fund intends to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Fund may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting;
(vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Fund. In addition, Shareholder Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail Shares. All fees paid under these agreements are borne exclusively by the Fund's Retail Shares.

          The Fund's arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Shareholder Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          The Fund believes that there is a reasonable likelihood that its arrangements with Shareholder Organizations will benefit the holders of Retail Shares as a way of allowing Shareholder Organizations to participate with the Fund in the provision of support and distribution services to customers of the Shareholder Organization who own Retail Shares. Any material amendment to the arrangements with Shareholder Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding Retail Shares of the
Fund.   So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such disinterested Directors.

          The MicroCap Fund paid $13,678 to Shareholder Organizations, all of which were affiliated with the Advisor, pursuant to the service plan for the fiscal period ended June 30, 1996.


   CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

          Firstar Trust serves as custodian of all the Fund's assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Trust Company shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable quarterly, based on the annual rate of $0.20 per $1,000 of the market value of the Fund's first $2 billion of assets and $0.15 per $1,000 of the market value of the Fund's assets in excess of $2 billion. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.


          Firstar Trust also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services for the Fund, Firstar Trust is entitled to receive fees at the minimum rate of $24,000 per portfolio plus $15 per account. Also, Firstar Trust is entitled to certain other transaction charges and reimbursement for expenses.
In addition, Firstar Trust is entitled to receive, with respect to the Automatic Investment Plan, $125.00 per monthly or bi-monthly cycle for the Fund and all other investment portfolios of the Company.


          In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Trust Company pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly,
at the following annual rates of the market value of the Fund's assets:   --
$27,500 on the first $40 million, 1.25/100th of 1% on the next $200 million, and 6.25/1000ths of 1% on the balance, plus out-of-pocket expenses, including pricing expenses.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The financial statements and notes thereto, and accompanying reports of the independent accountants, contained in the Fund's Annual Report for the period ended June 30, 1996 are incorporated herein by reference. No other part of the Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse, LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.


                                    COUNSEL

          Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.

                     ADDITIONAL INFORMATION ON PERFORMANCE

          From time to time, the total return of the Retail Shares and Institutional Shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Portico Investor Services at 1-800-982-8909.

Total Return Calculations.
--------------------------

          The Fund computes "average annual total return" separately for its Retail and Institutional Shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


                     ERV      1/n
               T = [(-----) - 1]
                    P

          Where:    T =  average annual total return.

                  ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

          The Fund computes its aggregate total returns separately for Retail and Institutional Shares, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                     ERV
               T = [(-----) - 1]
                    P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return reflect the deduction of the maximum front-end sales charge in connection with the purchase of Retail Shares. The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.


          The aggregate total return for the period from commencement of operations to June 30, 1996 was 63.93% with respect to the Institutional Series, and 63.52% with respect to the Retail Series.



          Assuming that the Fund's maximum sales charge for Retail Shares of the Fund had been in effect, the aggregate total return for the period of commencement of operations to June 30, 1996 was 56.93%.


          The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

                                 MISCELLANEOUS

          As used in this Statement of Additional Information and in the Fund's Prospectus, a majority of the outstanding shares of the Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or portfolio.


          As of September 30, 1996 the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers.



          At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund (5%), Institutional Money Market Fund (88%); Tax-Exempt Money Market Fund (54%); U.S. Treasury Money Market Fund (39%); U.S. Government Money Market Fund (68%); Growth and Income Fund (66%); Short-Term Bond Market Fund (69%); Special Growth Fund (73%); Bond IMMDEXTM Fund (81%); Equity Index Fund (79%); Balanced Fund (80%); Intermediate Bond Market Fund (80%); MidCore Growth Fund (90%); Tax-Exempt Intermediate Bond Fund (70%); International Equity Fund (92%); and Microcap Fund (85%). At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.


                                   APPENDIX A
                                   ----------

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the Prospectus, the Fund may enter into futures contracts and options for hedging purposes, to maintain liquidity, to have fuller exposure to price movements in a security index or to reduce transaction costs. Such transactions are described in this Appendix. During the current fiscal year, the Fund intends to limit its transactions in futures contracts and options so that not more than 5% of its total assets are at risk. Furthermore, in no event would the Fund purchase or sell futures contracts, or related options thereon if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase (an option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; and option to sell a futures contract is "in-the-money' if the exercise price exceeds the value of the contract that is subject of the option.)

I.   Index Futures Contracts.
     -----------------------
      A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      The MicroCap Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures contracts in anticipation of purchases of securities and to keep substantially all of its assets exposed to market. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

                Portfolio                            Futures
                ---------                            -------

                             -Day Hedge is Placed-

        Anticipate Buying $62,500         Buying 1 Index Futures at 125

            Equity Portfolio            Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

        Buy Equity Portfolio with          Sell 1 Index Futures at 130
          Actual Cost = $65,000        Value of Futures = $65,000/Contract

   Increase in Purchase Price = $2,500      Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                Portfolio                            Futures
                ---------                            -------
                             -Day Hedge is Placed-

      Anticipate Selling $1,000,000       Sell 16 Index Futures at 125
            Equity Portfolio              Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own            Buy 16 Index Futures at 120
       Stock with Value = $960,000         Value of Futures = $960,000
    Loss in Portfolio Value = $40,000       Gain on Futures = $40,000

If however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                Portfolio                            Futures
                ---------                            -------

                             -Day Hedge is Placed-

        Anticipate Buying $62,500         Buying 1 Index Futures at 125

            Equity Portfolio            Value of Futures=$62,500/Contract


                Portfolio                            Futures
                ---------                            -------

                             -Day Hedge is Lifted-

        Buy Equity Portfolio with          Sell 1 Index Futures at 120
          Actual Cost - $60,000        Value of Futures = $60,000/Contract
   Decrease in Purchase Price = $2,500      Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                Portfolio                            Futures
                ---------                            -------

                             -Day Hedge is Placed-

      Anticipate Selling $1,000,000       Sell 16 Index Futures at 125
            Equity Portfolio              Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own            Buy 16 Index Futures at 130
      Stock with Value = $1,040,000       Value of Futures = $1,040,000
    Loss in Portfolio Value = $40,000       Gain on Futures = $40,000


II.  Margin Payments.
     ---------------
      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. Risks of Transactions in Futures Contracts.
     ------------------------------------------
      There are several risks in connection with the use of futures by a Fund as a hedging devise. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits' established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.  Options on Futures Contracts.
     ----------------------------
      The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

V.   Accounting and Tax Treatment.
     ----------------------------
      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule'). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect to either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

      Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules unless an election is made to have such currency rules apply.
 With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transactions' (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code.
 It is possible that some of the non-U.S. dollar denominated investments that the Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      Qualification as a regulated investment company under the code requires that the Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

      An additional requirement for qualification as a regulated investment company under the Code is that less than 30% of the Fund's gross income must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investment in stock and securities (and options and futures with respect to stock and securities).
 With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

*****


                           PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements:

          (1) Included in the Retail Prospectus for the Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund), U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund:

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund)) to October 31, 1991.

               Incorporated by reference into the Statement of Additional Informationfor the Money Market Fund, Institutional Money Market Fund, U.S.Treasury Money Market Fund (formerly, U.S. Federal Money MarketFund), U.S. Government Money Market Fund, and Tax-Exempt Money Market Fund:

               Reports of Independent Accountants -- November 29, 1995 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Assets and Liabilities -- October 31, 1995 -- Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Schedule of Investments -- October 31, 1995 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Operations for the year ended October 31, 1995 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

               Statement of Changes in Net Assets for the years ended October 31,1995 and October 31, 1994--Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) and Institutional Money Market Fund.

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the Institutional Money Market Fund and U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, and the period from commencement of operations (April 26, 1991 and April 29, 1991 with respect to the Institutional Money Market Fund and U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market
               Fund), respectively) to October 31, 1991.

               Notes to Financial Statements -- October 31, 1995 -- Money Market Fund, U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund), U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and Institutional Money Market Fund.

          (2) Included in the Retail Prospectus for the Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund, Equity Index Fund, MidCore Growth Fund and International Equity Fund:

               Financial Highlights for the Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund and Equity Index Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, 1992, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income (formerly, Income and Growth Fund), and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1995, October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

               Financial Highlights for the International Equity Fund for the year ended October 31, 1995 and for the period from commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

          (3) Included in the Retail Prospectus for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund:

               Financial Highlights for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund for the years ended October 31, 1995, 1994, 1993, 1992, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund to October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

          (4) Included in the Institutional Prospectus for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund, Equity Index Fund, MidCore Growth Fund, International Equity Fund, Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund), Bond IMMDEX/TM Fund, Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund:

               Financial Highlights for the Institutional Money Market Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 26, 1991) to October 31, 1991.

               Financial Highlights for the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992, October 31, 1991, October 31, 1990 and October 31, 1989 and the period from commencement of operations (March 16, 1988, August 1, 1988 and June 27, 1988 with respect to the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, respectively) to October 31, 1988.

               Financial Highlights for the U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund) for the years ended October 31, 1995, October 31, 1994, October 31, 1993, October 31, 1992 and the period from commencement of operations (April 29, 1991 with respect to U.S. Treasury Money Market Fund (formerly, U.S. Federal Money Market Fund)) to October 31, 1991.

               Financial Highlights for the Growth and Income Fund (formerly, Income and Growth Fund), Special Growth Fund and Equity Index Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993, 1992, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income (formerly, Income and Growth Fund), and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1995, October 31, 1994, October 31, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1995, October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

               Financial Highlights for the International Equity Fund for the year ended October 31, 1995 and for the period from commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

               Financial Highlights for the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund for the years ended October 31, 1995, 1994, 1993, 1992, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) and Bond IMMDEX/TM Fund to October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

          (5) Incorporated by reference in the Statement of Additional Information for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX/TM Fund, Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund:

               Report of Independent Accountants -- November 29, 1995 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Statement of Assets and Liabilities -- October 31, 1995 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Schedule of Investments -- October 31, 1995 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Statement of Operations for the year ended October 31, 1995 -- Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Statement of Changes in Net Assets for the years ended October 31, 1995 and October 31, 1994, -- Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income Fund) Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX/TM Fund.

               Financial Highlights for the Short-Term Bond Market Fund and Bond IMMDEX/TM Fund for the years ended October 31, 1995, 1994, 1993, 1992, 1991 and for the period from the commencement of operations (December 29, 1989 with respect to the Short-Term Bond Market Fund and Bond IMMDEX/TM Fund) to October 31, 1990.

               Financial Highlights for the Intermediate Bond Market Fund and Tax-Exempt Intermediate Bond Fund for the years ended October 31, 1995 and October 31, 1994 and for the period from commencement of operations (January 5, 1993 with respect to the Intermediate Bond Market Fund and February 8, 1993 with respect to the Tax-Exempt Intermediate Bond Fund) to October 31, 1993.

               Notes to Financial Statements -- October 31, 1995 -- Short-Term Bond Market Fund (formerly, Short-Intermediate Fixed Income
               Fund), Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, and Bond IMMDEX/TM Fund.

               Report of Independent Accountants -- November 29, 1995--Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

               Statement of Assets and Liabilities -- October 31, 1995 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

               Schedule of Investments -- October 31, 1995 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

               Statement of Operations -- October 31, 1995 -- Balanced Fund, Growth and Income Fund, Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

               Statement of Changes in Net Assets for the years ended October 31, 1995 and October 31, 1994, -- Growth and Income Fund, Equity Index Fund and Special Growth Fund, Balanced Fund and MidCore Growth Fund.

               Statement of Changes in Net Assets for the year ended October 31, 1995 and for the period from the commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994 -- International Equity Fund.

               Financial Highlights for the Growth and Income Fund, Special Growth Fund, and Equity Index Fund for the years ended October 31, 1995, 1994, 1993, 1992, 1991 and for the period from the commencement of operations (December 28, 1989 with respect to the Special Growth Fund and December 29, 1989 with respect to the Growth and Income and Equity Index Fund) to October 31, 1990.

               Financial Highlights for the Balanced Fund for the years ended October 31, 1995, 1994, 1993 and for the period from commencement of operations (March 30, 1992 with respect to the Balanced Fund) to October 31, 1992.

               Financial Highlights for the MidCore Growth Fund for the years ended October 31, 1995 and October 31, 1994 and for the period from commencement of operations (December 29, 1992 with respect to the MidCore Growth Fund) to October 31, 1993.

               Financial Highlights for the International Equity Fund for the year ended October 31, 1995 and for the period from the commencement of operations (April 28, 1994 with respect to the International Equity Fund) to October 31, 1994.

               Notes to Financial Statements -- October 31, 1995 -- Balanced Fund, Growth and Income Fund (formerly, Income and Growth Fund), Equity Index Fund, MidCore Growth Fund, Special Growth Fund and International Equity Fund.

          (6) Included in the Prospectus for the MicroCap Fund - Financial Highlights for the period from the commencement of operations (August 1, 1995) to June 30, 1996.

          (7) Incorporated by reference in the Statement of Additional Information for the MicroCap Fund --

               Statement of Assets and Liabilities -- June 30, 1996 -- MicroCap Fund.

               Schedule of Investments -- June 30, 1996 -- MicroCap Fund.

               Statement of Operations -- June 30, 1996 -- MicroCap Fund.

               Statement of Changes in Net Assets for the period from January 1, 1996 to June 30, 1996 -- MicroCap Fund.

               Notes to Financial Statements -- June 30, 1996 --MicroCap Fund.

         (8)  Included in the Prospectus of the Balanced Income Fund - None.

         (9) Incorporated by reference in the Statement of Additional Information for the Balanced Income Fund - None.

         (10) All required financial statements are included in Parts A and B hereof, or incorporated by reference. All other financial statements and schedules are inapplicable.

   (b)   Exhibits

         (1)(a) Articles of Incorporation filed February 19, 1988 is incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 28 to the Registration Statement, filed February 15, 1996 ("Post-Effective Amendment No. 28").

            (b) Amendment No. 1 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 28.

            (c) Amendment No. 2 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 28.

            (d) Amendment No. 3 to the Articles of Incorporation filed November 12, 1991 is incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 28.

            (e) Amendment No. 4 to the Articles of Incorporation filed August 18, 1992 is incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 28.

            (f) Amendment No. 5 to the Articles of Incorporation filed October 23, 1992 is incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 28.

            (g) Amendment No. 6 to the Articles of Incorporation filed January 26, 1993 is incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 28.

            (h) Amendment No. 7 to the Articles of Incorporation filed February 10, 1994 is incorporated by reference to Exhibit
                  (1)(h) to Post-Effective Amendment No. 28.

            (i) Amendment No. 8 to the Articles of Incorporation filed December 29, 1994 is incorporated by reference to Exhibit
                  (1)(i) to Post-Effective Amendment No. 28.

            (j) Amendment No. 9 to the Articles of Incorporation filed July 20, 1995 is incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 28.

            (k) Amendment No. 10 to the Articles of Incorporation filed November 10, 1995 is incorporated by reference to Exhibit
                  (1)(k) to Post-Effective Amendment No. 28.

         (2)(a) Registrant's By-laws dated September 9, 1988 are incorporated by reference to Exhibit (2)(a) to Post-Effective Amendment No. 28.

            (b) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 23, 1990 is incorporated by reference to Exhibit (2)(b) to Post-Effective Amendment No. 28.

            (c) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 15, 1991 is incorporated by reference to Exhibit (2)(c) to Post-Effective Amendment No. 28.

            (d) Amendment to By-Laws as approved by the Registrant's Board of Directors on June 21, 1991 is incorporated by reference to Exhibit (2)(d) to Post-Effective Amendment No. 28.

      (3)   None.

      (4)   (a)   See Articles V and VII of the Articles of Incorporation which are incorporated by reference to Exhibits (1)(a) and (1)(i) to Post-Effective Amendment No. 28 and Article II, Sections 1,
                  9 and 10 of Article III, Sections 1, 2 and 3 of Article V and Section II of Article VII of the By-laws which are incorporated by reference to Exhibits 2(a)-2(d) of Post-
                  Effective Amendment No. 28.

      (5)   (a)   Investment Advisory Agreement between Registrant and First
                  Wisconsin Trust Company dated August 29, 1991 with respect to the Money Market Fund, U.S. Government Money Market Fund,
                  Tax-Exempt Money Market Fund, Income and Growth Fund, Short-
                  Intermediate Fixed Income Fund, Special Growth Fund, Bond
                  IMMDEX/TM Fund, Equity Index Fund, Institutional Money
                  Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (5)(a) to Post-
                  Effective Amendment No. 28.

            (b) Assumption and Guarantee Agreement between First Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992 is incorporated by reference to Exhibit
                  (5)(b) to  Post-Effective Amendment No. 28.

            (c) Investment Advisory Agreement between Registrant and First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund is incorporated by reference to Exhibit
                  (5)(c) to Post-Effective Amendment No. 28.

            (d) Addendum No. 1 dated December 27, 1992 to Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MidCore Growth Fund and Intermediate Bond Market Fund is incorporated by reference to Exhibit (5)(d) to Post-Effective Amendment No. 28.

            (e) Addendum No. 2 dated February 5, 1993, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (5)(e) to Post-Effective Amendment No. 28.

            (f) Assumption and Guarantee Agreement between Firstar Trust Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund is incorporated by reference to Exhibit (5)(f) to Post-Effective Amendment No. 28.

            (g) Addendum No. 3 dated April 26, 1994, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(g) to Post-Effective Amendment No. 28.

            (h) Sub-Advisory Agreement among Firstar Investment Research and Management Company, the Registrant and State Street Bank and Trust Company dated April 26, 1994, with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 28.

            (i) Addendum No. 4 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund is incorporated by reference to Exhibit (5)(i) to Post-Effective Amendment No. 28.

            (j) Form of Addendum No. 5 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated March 27, 1992 with respect to the Balanced Income Fund is incorporated by reference to Exhibit
                  (5)(j) to Post-Effective Amendment No. 28.

       (6)  (a)   Distribution Agreement between Registrant and B.C. Ziegler &
                  Company dated as of January 1, 1995, with respect to Money
                  Market Fund, U.S. Government Money Market Fund, Tax-Exempt
                  Money Market Fund, Growth and Income Fund, Short-Term Bond
                  Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund,
                  Equity Index Fund, Institutional Money Market Fund, U.S.
                  Treasury Money Market Fund, Balanced Fund, Intermediate Bond
                  Market Fund, MidCore Growth Fund, Tax-Exempt Intermediate
                  Bond Fund and International Equity Fund is incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No.
                  28.

            (b) Addendum No. 1 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 28.

            (c) Form of Addendum No. 2 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 28.

       (7) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors is incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 28.

            (a) Custodian Agreement between Registrant and First Wisconsin Trust Company dated July 29, 1988 is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 28.

            (b) Letter dated December 28, 1989 with respect to the Custodian Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 28.

            (c) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated February 23, 1990 to the Custodian Agreement is incorporated by reference to Exhibit (8)(c) to Post-
                  Effective Amendment No. 28.

            (d) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment
                  No. 28.

            (e) Letter dated April 19, 1991 with respect to the Custodian Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 28.

            (f) Letter dated March 27, 1992 with respect to the Custodian Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 28.

            (g) Letter dated December 27, 1992 with respect to the Custodian Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund is incorporated by reference to Exhibit (8)(g) to Post-Effective Amendment No. 28.

            (h) Letter dated February 5, 1993 with respect to the Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 28.

            (i) Custodian Arrangement between Registrant and State Street Bank and Trust Company dated April 26, 1994.

            (j) Letter Agreement dated August 1, 1995 with respect to the Custodian Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (8)(j) to Post-Effective Amendment No. 28.

            (k) Form of Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund is incorporated by reference to Exhibit (8)(k) to Post-Effective Amendment No. 28.

       (9) (a) Co-Administration Agreement Among the Registrant, B.C. Ziegler & Company and Firstar Trust Company dated as of January 1, 1995 is incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 28.

            (b) Addendum No. 1 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 28.

            (c) Form of Addendum No. 2 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the Balanced Income Fund is incorporated by reference to Exhibit
                  (9)(c) to Post-Effective Amendment No. 28.

            (d) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(d) to Post-Effective Amendment No. 28.

            (e) Letter dated July 29, 1988 with respect to the Fund Accounting Servicing Agreement is incorporated by reference to Exhibit
                  (9)(e) to Post-Effective Amendment No. 28.

            (f) Letter dated December 28, 1989 with respect to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(f) to Post-Effective Amendment No. 28.

            (g) Letter dated April 19, 1991 with respect to the Fund Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 28.

            (h) Letter dated March 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(h) to Post-Effective Amendment No. 28.

            (i) Letter dated December 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund is incorporated by reference to Exhibit (9)(i) to Post-Effective Amendment No. 28.

            (j) Letter dated February 5, 1993 with respect to the Fund Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund.

            (k) Revised Fund Valuation and Accounting Fee Schedule dated February 23, 1990 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Tax-Exempt Money Market Fund and U.S. Government Money Market Fund is incorporated by reference to Exhibit (9)(k) to Post-Effective Amendment No. 28.

            (l) Revised Fund Valuation and Accounting Fee Schedule dated February 23, 1990 to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(l) to Post-Effective Amendment No. 28.

            (m) Revised Fund Valuation and Accounting Fee Schedule dated November 1, 1990 to the Fund Accounting and Servicing Agreement with respect to the Equity Index Fund, Income and Growth Fund, Special Growth Fund, Short- Intermediate Fixed Income Fund, and Bond IMMDEX/TM Fund is incorporated by reference to Exhibit (9)(m) to Post-Effective Amendment
                  No. 28.

            (n) Letter Agreement dated August 1, 1995 with respect to the Fund Accounting Servicing Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(n) to Post-Effective Amendment No. 28.

            (o) Form of Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Income Fund is incorporated by reference to Exhibit (9)(o) to Post-Effective Amendment No. 28.

            (p) Shareholder Servicing Agent Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(p) to Post-Effective Amendment No. 28.

            (q) Letter dated July 29, 1988 with respect to Shareholder Servicing Agent Agreement is incorporated by reference to Exhibit (9)(q) to Post-Effective Amendment No. 28

            (r) Letter dated December 28, 1989 with respect to the Shareholder Servicing Agent Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(r) to Post-Effective Amendment No. 28.

            (s) Letter dated April 23, 1991 with respect to the Shareholder Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(s) to Post-Effective Amendment No. 28.

            (t) Letter dated March 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(t) to Post-Effective Amendment No. 28.

            (u) Letter dated December 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and MidCore Growth Fund is incorporated by reference to Exhibit (9)(u) to Post-Effective Amendment No. 28.

            (v) Letter dated February 5, 1993 with respect to the Shareholder Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund.

            (w) Letter dated April 26, 1994 with respect to the Shareholder Servicing Agent Agreement with respect to the International Equity Fund is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 28.

            (x) Amendment dated May 1, 1990 to the Shareholder Servicing Agent Agreement between Registrant and First Wisconsin Trust
                  Company is incorporated by reference to Exhibit (9)(x) to Post-Effective Amendment No. 28.

            (y) Letter Agreement dated August 1, 1995 with respect to Shareholder Servicing Agent Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(y) to Post-Effective Amendment No. 28.

            (z) Form of Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund is incorporated by reference to Exhibit (9)(z) to Post-Effective Amendment No. 28.

           (aa)   Plan of Reorganization is incorporated by reference to Exhibit
                  (9)(aa) to Post-Effective Amendment No. 28.

           (ab) Purchase and Assumption Agreement dated February 22, 1988 is incorporated by reference to Exhibit (9)(ab) to Post-Effective Amendment No. 28.

           (ac) Amended and Restated Service Plan and Servicing Agreement is incorporated by reference to Exhibit (9)(ac) to Post-Effective Amendment No. 28.

      (10)<F13>   Opinion and Consent of Counsel.

            (a)   Consent of Drinker Biddle & Reath.

            (b)   Consent of Price Waterhouse L.L.P.

      (12)  None.

      (13)  (a)   Purchase Agreement between Registrant and ALPS Securities,
                  Inc.

            (b) Purchase Agreement between ALPS Securities, Inc. and Sunstone Financial Group, Inc.



------------------------
<F13>Filed with the SEC on December 20, 1995 and August 27, 1996 (with respect to the MicroCap Fund) under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

     (14)   (a)   Individual Retirement Account Documents is incorporated by reference to Exhibit (14) to Post-Effective Amendment No. 28.

     (15)   (a)   Amended and Restated Distribution and Service Plan and Form of
                  Distribution and Servicing Agreement is incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No.
                  28.

      (16)  (a)   Schedule for Computation of Performance Quotations--Money
                  Market Fund is incorporated by reference to Exhibit (16)(a) to Post-Effective Amendment No. 28.

            (b) Schedule for Computation of Performance Quotations--Tax-Exempt Money Market Fund is incorporated by reference to Exhibit
                  (16)(b) to Post-Effective Amendment No. 28.

            (c) Schedule for Computation of Performance Quotations--U.S. Government Money Market Fund is incorporated by reference to Exhibit (16)(c) to Post-Effective Amendment No. 28.

            (d) Schedule of Computation of Performance Quotations--Growth and Income Fund is incorporated by reference to Exhibit (16)(d) to Post-Effective Amendment No. 28.

            (e) Schedule of Computation of Performance Quotations--Short-Term Bond Market Fund is incorporated by reference to Exhibit
                  (16)(e) to Post-Effective Amendment No. 28.

            (f) Schedule of Computation of Performance Quotations--Special Growth Fund is incorporated by reference to Exhibit (16)(f) to Post-Effective Amendment No. 28.

            (g) Schedule of Computation of Performance Quotations--Bond IMMDEX/TM Fund is incorporated by reference to Exhibit
                  (16)(g) to Post-Effective Amendment No. 28.

            (h) Schedule of Computation of Performance Quotations--Equity Index Fund is incorporated by reference to Exhibit (16)(h) to Post-Effective Amendment No. 28.

            (i) Schedule of Computation of Performance Quotations-- Institutional Money Market Fund is incorporated by reference to Exhibit (16)(i) to Post-Effective Amendment No. 28.

            (j) Schedule of Computation of Performance Quotations--U.S. Treasury Money Market Fund is incorporated by reference to Exhibit (16)(j) to Post-Effective Amendment No. 28.

            (k) Schedule of Computation of Performance Quotations--Balanced Fund is incorporated by reference to Exhibit (16)(k) to Post-Effective Amendment No. 28.

            (l) Schedule of Computation of Performance Quotations--MidCore Growth Fund is incorporated by reference to Exhibit (16)(l) to Post-Effective Amendment No. 28.

            (m) Schedule of Computation of Performance Quotations-- Intermediate Bond Market Fund is incorporated by reference to Exhibit (16)(m) to Post-Effective Amendment No. 28.

            (n) Schedule of Computation of Performance Quotations--Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (16)(n) to Post-Effective Amendment No. 28.

            (o) Schedule of Computation of Performance Quotations-- International Equity Fund is incorporated by reference to Exhibit (16)(o) to Post-Effective Amendment No. 28.

            (p)   Schedule of Computation of Performance Quotations--
                  MicroCap Fund.

      (17)  Financial Data Schedules -- MicroCap Fund.

      (18) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit
            (18) to Post-Effective Amendment No. 28.

      (24)  (a)   The Audited Financial Statements, related notes thereto and
                  Auditor's reports thereon included as part of the Annual
                  Report to Shareholders for the period ended June 30, 1996 with respect to the MicroCap Fund is incorporated herein by refernece to such Annual Report as filed with the SEC on August 28, 1996 pursuant to Rule 30b2-1 of the Investment
                  Company Act of 1940 (Nos. 33-18255/811-5380).


Item 25. Persons Controlled By or Under Common Control with Registrant


         Registrant is controlled by its Board of Directors.


Item 26. Number of Holders of Securities


         As of September 30, 1996:

                                                                  Number of
      Title of Class                    Series                 Record Holders
      --------------                    ------                 --------------
Money Market Fund                        1-A                         5,216
Tax-Exempt Money Market Fund             2-A                           406
U.S. Government Money Market Fund        3-A                           328
Institutional Money Market Fund          4-A                            69
U.S. Treasury Money Market Fund          5-A                           111
Special Growth Fund                      6-Institutional               446
                                         6-A                         6,515
Bond IMMDEX/TM Fund                      7-Institutional               146
                                         7-A                           889
Equity Index Fund                        8-Institutional               140
                                         8-A                         1,445
Growth and Income Fund                   9-Institutional               159
                                         9-A                         3,007
Short-Term Bond Market Fund              10-Institutional               58
                                         10-A                        1,656
Balanced Fund                            11-Institutional              173
                                         11-A                        1,390
MidCore Growth Fund                      12-Institutional               81
                                         12-A                          795
Intermediate Bond Market Fund            13-Institutional               31
                                         13-A                          264
Tax-Exempt Intermediate Bond Fund        14-Institutional               13
                                         14-A                          167
International Equity Fund                15-Institutional               27
                                         15-A                          318
MicroCap Fund                            16-Institutional               15
                                         16-A                          181


Item 27.  Indemnification


          Indemnification of Registrant's principal underwriter, custodians and transfer agents against certain losses is provided for, respectively, in Section
1.9 of the Distribution Agreement, incorporated by reference as Exhibit (6)(a) hereto, Section 11 of the Custodian Agreement, incorporated by reference as Exhibit (8)(a) hereto, and Section 6(c) of the Shareholder Servicing Agent Agreement incorporated by reference as Exhibit (9)(p) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

          Article IX of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (1)(a) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940.

          Article VII of the By-laws of the Registrant, incorporated by reference as Exhibit (2)(a) hereto, provides that officers and directors of the Registrant shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) incurred in connection with a legal action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940.

          In no event will Registrant indemnify any of its directors or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28.  Business and Other Connections of Investment Adviser


          Firstar Investment Research and Management Company, investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Growth and Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Balanced Fund, Intermediate Bond Market Fund, MidCore Growth Fund, Tax-Exempt Intermediate Bond Fund, International Equity Fund and MicroCap Fund, is a registered investment adviser under the Investment Advisers Act of 1940.

          To Registrant's knowledge, none of the directors or senior executive officers of Firstar Investment Research and Management Company, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Firstar Investment Research and Management Company also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Firstar Investment Research and Management Company who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


               FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY

                   Position with
                   Firstar Investment
                   Research and         Other Business            Type of
Name               Management Company   Connections               Business
----               ------------------   --------------            --------

John A. Becker     Director             President, Firstar        Bank
                                        Corporation, 777 E.       Holding Co.
                                        Wisconsin Avenue,
                                        Milwaukee, WI 53201

J. Scott Harkness  Director and         None
                   Chairman

Steven R. Parish   Director             Executive Vice            Bank
                                        President, Firstar        Holding Co.
                                        Corporation, 777
                                        E. Wisconsin Avenue,
                                        Suite 800
                                        Milwaukee, WI 53201

Mary Ellen Stanek  Director, Chief      Vice President,           Investment
                   Operating Officer    Portico Funds, Inc.       Company
                   and President        Portico Funds
                                        Center, 615 East
                                        Michigan Street,
                                        P.O. Box 3011,
                                        Milwaukee, WI 53201-3011

Matthew Uselman    Director             Senior Vice               Bank
                                        President,
                                        Firstar Bank
                                        Wisconsin
                                        1 South Pinckney,
                                        Suite 401
                                        Madison, WI  53703

Robert L. Webster  Director             President,                Trust Company
                                        Firstar Trust
                                        Company, 777 E.
                                        Wisconsin Avenue,
                                        Milwaukee, WI  53202


                   State Street Global Advisors serves as sub-investment adviser to the International Equity Fund. State Street Global Advisors is an area of State Street Bank and Trust Company, a Massachusetts bank, and currently manages large institutional accounts and collective investment funds.

                   To Registrant's knowledge, none of the directors or senior executive officers of State Street Global Advisors except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of State Street Global Advisors also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of State Street Global Advisors who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


                      STATE STREET GLOBAL ADVISORS

                          Position with      Other Business
                          State Street       Connections and
Name                      Global Advisors    Address<F14>
----                      ---------------    ---------------

Tenley E. Albright, M.D.  Director           Chairman, Western
                                             Resources, Inc.

Joseph A. Baute           Director           Consultant to Markem Corporation
                                             Former Chairman/CEO


L. MacAlister Booth       Director           Retired Chairman, President and
                                             CEO, Polaroid Corporation

Marshall N. Carter        Chairman           Director, Euroclear;
                          and CEO            Director, Orbis Inter-
                                             national

James I. Cash, Jr.        Director           The James E. Robinson
                                             Professor of Business
                                             Administration, Harvard
                                             Business School

Truman S. Casner          Director           Partner, Ropes & Gray

Nader F. Darehshori       Director           Chairman, President and CEO,
                                             Houghton Mifflin Company

Arthur L. Goldstein       Director           Chairman and CEO, Ionics,
                                             Incorporated

Charles F. Kaye           Director           President, Transportation
                                             Investments, Inc.

John M. Kucharski         Director           Chairman and CEO,
                                             EG&G, Inc.

Charles R. LaMantia       Director           President and CEO,
                                             Arthur D. Little, Inc.

David B. Perini           Director           Chairman and President,
                                             Perini Corporation

Dennis J. Picard          Director           Chairman and CEO, Raytheon
                                             Company, Position with State
                                             Street other Business

Alfred Poe                Director           Former President, Meal Enhancement
                                             Group, Campbell Soup Company

Bernard W. Reznicek       Director           Dean of the College of Business
                                             Administration, Creighton
                                             University
                                             Former Chairman and CEO, Boston
                                             Edison

David A. Spina            President and      Chairman, Massachusetts Housing
                          Chief Oper-        Investment Corporation, Director,
                          ating Officer      Metropolitan Boston Housing
                                             Partnership, Inc., Chairman,
                                             Dana Hall School

Robert E. Weissman        Director           Chairman and CEO,
                                             The Dun & Bradstreet Corp.

<F14> Address of all individuals: State Street Boston Corporation, 225
      Franklin Street, Boston, Massachusetts 02110.


Item 29.  Principal Underwriter


          (a) B.C. Ziegler & Company ("B.C. Ziegler"), the Registrant's current principal underwriter, serves as principal underwriter of the shares of the Principal Preservation Funds, American Tax-Exempt Bond Trust, Series 1 (and subsequent series); Ziegler U.S. Government Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1 (and subsequent series); Ziegler Money Market Trust; and The Insured American Tax-Exempt Bond Trust, Series 1 (and subsequent series).

          (b) To the best of Registrant's knowledge, the directors and executive officers of B.C. Ziegler & Company are as follows:



Name and Principal      Position and Offices        Positions and Offices with
Business Address        with B. C. Ziegler          Registrant
-------------------     ---------------------       --------------------------

R. Douglas Ziegler      Chairman of the Board and              None
                        Director

Peter D. Ziegler        President, Chief Executive             None
                        Officer and Director

S. Charles O'Meara      Senior Vice President and              None
                        General Counsel and
                        Director

Eugene H. Rudnicki      Senior Vice President -                None
                        Acquisition


Name and Principal      Position and Offices        Positions and Offices with
Business Address        with B. C. Ziegler          Registrant
-------------------     ----------------------      --------------------------

Donald A. Carlson, Jr.  Senior Vice President                  None

Neil L. Fuerbringer     Senior Vice President -                None
                        Administration

Michael P. Doyle        Senior Vice President -                None
                        Retail Operations

Lynn R. Van Horn        Senior Vice President -                None
                        Finance and Director

Ronald N. Spears        Senior Vice President                  None

Jeffrey C. Vredenbregt  Vice President, Treasurer,             None
                        Controller and Director

Charles G. Stevens      Vice President - Marketing             None
                        Director

Jack H. Downer          Vice President -                       None
                        MIS Director

Robert J. Tuszynski     Senior Vice President                  None

Gerry Aman              Vice President - Insurance             None

Sheila K. Hittman       Vice President - Personnel             None

Robert J. Johnson       Vice President -                       None
                        Compliance

James M. Bushman        Vice President -                       None
                        Recruiting and Training
                        Coordinator

Lay C. Rosenheimer      Vice President - Bond                  None


Name and Principal      Position and Offices        Positions and Offices with
Business Address        with B. C. Ziegler          Registrant
-------------------     --------------------        --------------------------

Darrell P. Frank        Sales Control
                        Vice President - Director              None
                        of Strategic Change

James L. Brendemuehl    Vice President - Mutual                None
                        Funds and UIT's

Ronald C. Strzok        Vice President -                       None
                        Administration

Jerome Ferrara, Jr.     Assistant Vice President -             None
                        Mutual Funds

Janine R. Yovanovich    Corporate Secretary                    None

Kathleen A. Lochen      Assistant Secretary                    None


The address of each of the foregoing is 215 North Main Street, West Bend, Wisconsin 53095, (414) 334-5521.


          (e)  None.


Item 30.  Location of Accounts and Records


     (1) Firstar Trust Company, 615 E. Michigan Street, Milwaukee, WI 53201 (records relating to its function as custodian, transfer agent, fund accounting servicing agent, shareholder servicing agent and co-administrator).

     (2) Firstar Investment Research and Management Company, First Wisconsin Center, 777 E. Wisconsin Avenue, Suite 1800, Milwaukee, WI 53202 (records relating to its function as investment adviser).

     (3) State Street Global Advisors, Two International Plaza, Boston, MA 02110, (records relating to its function as sub-investment adviser for the International Equity Fund).

     (4) State Street Bank and Trust Company, Two International Plaza, Boston, MA 02110, (records relating to its function as custodian and fund accounting service agent for the International Equity Fund).

     (5) B.C. Ziegler & Company, 215 North Main Street, West Bend, Wisconsin 53095-3348 (records relating to its functions as distributor and co-administrator).

     (6) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 (Registrant's Articles of Incorporation, By-laws and Minute Books).


Item 31.  Management Services


          None.


Item 32.  Undertakings


     (1) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.




                           SIGNATURES
                           ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 29 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia, and Commonwealth of Pennsylvania, on the 28th day of October, 1996.

                         PORTICO FUNDS, INC.
                         Registrant

                         By  *James M. Wade
                             ---------------
                              President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 to the Registration Statement of the Registrant has been signed by the following persons in the capacities and on the dates indicated:


Signature                      Title                   Date
---------                      -----                   ----

*James M. Wade                 Chairman, President     October 28th, 1996
-------------------------      and Treasurer
(James M. Wade)

*Richard Riederer              Director                October 28th, 1996
-------------------------
(Richard Riederer)

*Jerry Remmel                  Director                October 28th, 1996
-------------------------
(Jerry Remmel)

*Glen R. Bomberger             Director                October 28th, 1996
-------------------------
(Glen R. Bomberger)

*Charles R. Roy                Director                October 28th, 1996
-------------------------
(Charles R. Roy)

*By ---------------------                              October 28th, 1996
    W. Bruce McConnel, III
    Attorney-in-fact





                        POWER OF ATTORNEY

          Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     February 23, 1990             /s/ Charles R. Roy
                                        -------------------
                                        Charles R. Roy



                        POWER OF ATTORNEY

          Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     February 23, 1990             /s/ Glen R. Bomberger
                                        ----------------------
                                        Glen R. Bomberger



                        POWER OF ATTORNEY

          James M. Wade, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

Date:     February 23, 1990             /s/ James M. Wade
                                        ------------------
                                        James M. Wade



                        POWER OF ATTORNEY

          Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     February 23, 1990             /s/ Richard K. Riederer
                                        -----------------------
                                        Richard K. Riederer




                        POWER OF ATTORNEY

          Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Portico Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

Date:     February 23, 1990             /s/ Jerry Remmel
                                        -----------------
                                        Jerry Remmel






                       PORTICO FUNDS, INC.

                    CERTIFICATE OF SECRETARY

     The following resolution was duly adopted by the Board of Directors of Portico Funds, Inc. on June 21, 1996 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the directors and officers of the Company who may be required to execute any amendments to the Registration Statement of the Company be, and each of them hereby is, authorized to execute a Power of Attorney appointing James M. Wade and W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of the Company any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

                                   PORTICO FUNDS, INC.

                              By:  /s/ W. Bruce McConnel, III
                                   -------------------------
                                   W. Bruce McConnel, III,
                                   Secretary

Dated:    October 28, 1996




                                 EXHIBIT INDEX

Exhibit No.                          Item

(8)(i) Custodian Agreement between Registrant and State Street Bank and Trust Company dated April 26, 1994, with respect to the International Equity Fund.

(9)(j) Letter dated February 5, 1993 with respect to the Fund Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund.

(9)(v) Letter dated February 5, 1993 with respect to the Shareholder Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund.

(11)(a)        Consent of Drinker Biddle & Reath.

(11)(b)        Consent of Price Waterhouse L.L.P.

(13(a)         Purchase Agreement between Registrant and ALPS Securities, Inc.

(13)(b) Purchase Agreement between ALPS Securities, Inc. and Sunstone Financial Group, Inc.

(16)(p)        Schedule of Computation of Performance Quotations-MicroCap Fund.

(17)           Financial Data Schedule.



                                EXHIBIT (8) (i)

                               CUSTODIAN CONTRACT
                                    Between
                              PORTICO FUNDS, INC.
                                      and
                      STATE STREET BANK AND TRUST COMPANY


                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

1.   Employment of Custodian and Property to be Held by It................  1

2.   Duties of the Custodian with Respect to Property of
     the Fund Held By the Custodian in the United States..................  2

     2.1  Holding Securities.......................................  2
     2.2  Delivery of Securities...................................  2
     2.3  Registration of Securities...............................  5
     2.4  Bank Accounts............................................  5
     2.5  Availability of Federal Funds............................  5
     2.6  Collection of Income.....................................  6
     2.7  Payment of Fund Monies...................................  6
     2.8  Liability for Payment in Advance of Receipt
            of Securities Purchased................................  8
     2.9  Appointment of Agents....................................  8
     2.10 Deposit of Fund Assets in Securities Systems.............  8
     2.11 Fund Assets Held in the Custodian's Direct Paper System..  9
     2.12 Segregated Account....................................... 10
     2.13 Ownership Certificate for Tax Purposes................... 11
     2.14 Proxies.................................................. 11
     2.15 Communications Relating to Portfolio Securities.......... 11

3.   Duties of the Custodian with Respect to Property of
     The Fund Held Outside of the United States........................... 12

     3.1  Appointment of Foreign Sub-Custodians.................... 12
     3.2  Assets to be Held........................................ 12
     3.3  Foreign Securities Depositories.......................... 12
     3.4  Agreements with Foreign Banking Institutions............. 12
     3.5  Access of Independent Accountants of the Fund............ 13
     3.6  Reports by Custodian..................................... 13
     3.7  Transactions in Foreign Custody Account.................. 13
     3.8  Liability of Foreign Sub-Custodians...................... 14
     3.9  Liability of Custodian................................... 14
     3.10 Reimbursement for Advances............................... 15
     3.11 Monitoring Responsibilities.............................. 15
     3.12 Branches of U.S. Banks................................... 15
     3.13 Tax Law.................................................. 15

4.   Payments for Sales or Repurchases or Redemptions
     of Shares of the Fund................................................ 16

5.   Proper Instructions.................................................. 16

6.   Actions Permitted Without Express Authority.......................... 17

7.   Evidence of Authority................................................ 17

8.   Duties of Custodian With Respect to the Books of
     Account and Calculation of Net Asset Value and Net Income............ 18

9.   Records.............................................................. 18

10.  Opinion of Fund's Independent Accountants............................ 18

11.  Reports to Fund by Independent Public Accountants.................... 19

12.  Compensation of Custodian............................................ 19

13.  Responsibility of Custodian.......................................... 19

14.  Effective Period, Termination and Amendment.......................... 20

15.  Successor Custodian.................................................. 21

16.  Interpretive and Additional Provisions............................... 22

17.  Additional Funds..................................................... 22

18.  Massachusetts Law to Apply........................................... 23

19.  Prior Contracts...................................................... 23

20.  Equipment Failures................................................... 23

21.  Shareholder Communications........................................... 23




                               CUSTODIAN CONTRACT

     This Contract between Portico Funds, Inc., a corporation organized and existing under the laws of Wisconsin, having its principal place of business at 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin, 53202 hereinafter called the "Fund," and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts 02110, hereinafter called the "Custodian,"

                                  WITNESSETH:

     WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Fund intends to initially offer shares in one series, the Portico International Equity Portfolio (such series together with all other series subsequently established by the Fund and made subject to this Contract in accordance with paragraph 17, being herein referred to as the "Portfolio(s)");

     NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.   Employment of Custodian and Property to be Held by It
     -----------------------------------------------------

     The Fund hereby employs the Custodian as the custodian of the assets of the Portfolio(s) of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Articles of Incorporation. The Fund on behalf of the Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolio(s), and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of capital stock of the Fund representing interests in the Portfolio(s), ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

     Upon receipt of "Proper Instructions" (within the meaning of Article 5), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians, located in the United States but only in accordance with an applicable vote by the Board of Directors of the Fund on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedule A hereto but only in accordance with the provisions of Article 3.


2.   Duties of the Custodian with Respect to Property of the Fund Held By the
     ------------------------------------------------------------------------
     Custodian in the United States
     ------------------------------

2.1  Holding Securities. The Custodian shall hold and physically segregate for
     ------------------
     the account of each Portfolio all non-cash property, to be held by it in the United States including all domestic securities owned by such Portfolio, other than (a) securities which are maintained pursuant to
     Section 2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as "Securities System" and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian pursuant to
     Section 2.11.

2.2  Delivery of Securities. The Custodian shall release and deliver domestic
     ----------------------
     securities owned by a Portfolio which are held by the Custodian or in a Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

     2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

     3) In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.10 hereof;

     4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

     5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

     6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to
         Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; PROVIDED that, in any such case, the new securities are to be delivered to the Custodian;

     7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility, or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

     8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     10) For delivery in connection with any loans of securities made by the Portfolio, BUT ONLY against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

     11) For delivery as security in connection with any borrowings by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, BUT ONLY against receipt of amounts borrowed;

     12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

     13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

     14) Upon receipt of instructions from the transfer agent ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund, related to the Portfolio ("Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

     15) For any other proper corporate purpose, BUT ONLY upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, specifying the securities of the Portfolio to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made. In no case may any director, officer, employee or agent of the Fund withdraw any securities upon his or her sole instructions.

2.3  Registration of Securities.  All securities accepted by  the Custodian on
     --------------------------
     behalf of the Portfolio under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name," the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers. Otherwise, domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, UNLESS the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1.

2.4  Bank Accounts. The Custodian shall open and maintain a separate bank
     -------------
     account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; PROVIDED, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board of Directors of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5  Availability of Federal Funds.  Upon mutual agreement between the Fund on
     -----------------------------
     behalf of each applicable Portfolio and the Custodian, the Custodian shall, upon the receipt of Proper Instructions from the Fund on behalf of a Portfolio, make federal funds available to such Portfolio as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of such Portfolio which are deposited into the Portfolio's account.

2.6  Collection of Income. Subject to the provisions of Section 2.3, the

     Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of
     Section 2.2 (10) shall be the responsibility of the Fund, except with respect to income due on securities loaned under the Custodian's securities lending program, in which case the Custodian's responsibilities shall be set forth in the Securities Lending Authorization Agreement duly executed between the Fund and the Custodian. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

2.7  Payment of Fund Monies. Upon receipt of Proper Instructions from the Fund
     ----------------------
     on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

     1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only
         (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.10 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11;
         (d) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Article 5;

     2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

     3) For the redemption or repurchase of Shares issued by the Portfolio as set forth in Article 4 hereof;

     4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

     5) For the payment of any dividends on Shares of the Portfolio declared pursuant to the governing documents of the Fund;

     6) For payment of the amount of dividends received in respect of securities sold short;

     7) For any other proper purpose, BUT ONLY upon receipt of, in addition to Proper Instructions from the Fund on behalf of the Portfolio, a certified copy of a resolution of the Board of Directors or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.8  Liability for Payment in Advance of Receipt of Securities Purchased. Except
     -------------------------------------------------------------------
     as specifically stated otherwise in this Contract, in any and every case where payment for purchase of domestic securities for the account of a Portfolio is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund on behalf of such Portfolio to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

2.9  Appointment of Agents.  The Custodian may at any time or times in its
     ---------------------
     discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; PROVIDED, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10 Deposit of Fund Assets in Securities.  The Custodian may deposit and/or
     ------------------------------------
     maintain securities owned by a Portfolio in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

     1) The Custodian may keep securities of the Portfolio in a Securities System provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

     2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a Securities System shall identify by book-entry those securities belonging to the Portfolio;

     3) The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon
         (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Portfolio.

     4) The Custodian shall provide the Fund for the Portfolio with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

     5) The Custodian shall have received from the Fund on behalf of the Portfolio the initial or annual certificate, as the case may be, required by Article 14 hereof;

     6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

2.11 Fund Assets Held in the Custodian's Direct Paper System. The Custodian may
     -------------------------------------------------------
     deposit and/or maintain securities owned by a Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

     1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund on behalf of the Portfolio;

     2) The Custodian may keep securities of the Portfolio in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

     3) The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Portfolio;

     4) The Custodian shall pay for securities purchased for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Portfolio;

     5) The Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transaction in the Securities System for the account of the Portfolio;

     6) The Custodian shall provide the Fund on behalf of the Portfolio with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

2.12 Segregated Account. The Custodian shall upon receipt of Proper Instructions
     ------------------
     from the Fund on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to
     Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange
     Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and
     (iv) for other proper corporate purposes, BUT ONLY, in the case of clause
     (iv), upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 Ownership Certificate for Tax.  The Custodian shall execute ownership and
     -----------------------------
     other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

2.14 Proxies. The Custodian shall, with respect to the domestic securities held
     -------
     hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 Communications Relating to Portfolio Securities. Subject to the provisions
     -----------------------------------------------
     of Section 2.3, the Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.


3.   Duties of the Custodian with Respect to Property of the Fund Held Outside
     -------------------------------------------------------------------------
     of the United States
     --------------------

3.1  Appointment of Foreign Sub-Custodians.  The Fund hereby authorizes and
     -------------------------------------
     instructsthe Custodian to employ as sub-custodians for the Portfolio's securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of "Proper Instructions," as defined in Section 5 of this Contract, together with a certified resolution of the Fund's Board of Directors, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Fund may instruct the Custodian to cease the employment of any one or more such sub-custodians for maintaining custody of the Portfolio's assets.

3.2  Assets to be Held. The Custodian shall limit the securities and other
     -----------------
     assets maintained in the custody of the foreign sub-custodians to:
     (a) "foreign securities," as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Portfolio's foreign securities transactions. The Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian.

3.3  Foreign Securities Depositories. Except as may otherwise be agreed upon in
     -------------------------------
     writing by the Custodian and the Fund, assets of the Portfolio(s) shall be maintained in foreign securities depositories only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof. Where possible, such arrangements shall include entry into agreements containing the provisions set forth in
     Section 3.4 hereof.

3.4  Agreements with Foreign Banking Institutions. Each agreement with a foreign
     --------------------------------------------
     banking institution shall be substantially in the form set forth in Exhibit 1 hereto and shall provide that: (a) the assets of each Portfolio will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (b) beneficial ownership for the assets of each Portfolio will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to each applicable Portfolio; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Portfolio(s) held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.5  Access of Independent Accountants of the Fund. Upon request of the Fund,
     ---------------------------------------------
     the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.6  Reports by Custodian. The Custodian will supply to the Fund from time to
     --------------------
     time, as mutually agreed upon, statements in respect of the securities and other assets of the Portfolio(s) held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Portfolio(s) securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of each applicable Portfolio indicating, as to securities acquired for a Portfolio, the identity of the entity having physical possession of such securities.

3.7  Transactions in Foreign Custody Account. (a) Except as otherwise provided
     ---------------------------------------
     in paragraph (b) of this Section 3.7, the provision of Sections 2.2 and 2.7 of this Contract shall apply, MUTATIS MUTANDIS to the foreign securities of the Fund held outside the United States by foreign sub-custodians. (b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of each applicable Portfolio and delivery of securities maintained for the account of each applicable Portfolio may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such
     securities from such purchaser or dealer.   (c) Securities maintained in
     the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.8  Liability of Foreign Sub-Custodians.  Each agreement pursuant to which the
     -----------------------------------
     Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and each Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.9  Liability of Custodian.  The Custodian shall be liable for  the acts or
     ----------------------
     omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.12 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this paragraph 3.9, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

3.10 Reimbursement for Advances. If the Fund requires the Custodian to advance
     --------------------------
     cash or securities for any purpose for the benefit of a Portfolio including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

3.11 Monitoring Responsibilities. The Custodian shall furnish annually to the
     ---------------------------
     Fund, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or any material loss of the assets of the Fund or in the case of any foreign sub-custodian not the subject of an exemptive order from the Securities and Exchange Commission is notified by such foreign sub-custodian that there appears to be a substantial likelihood that its shareholder's equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles).

3.12 Branches of U.S. Banks. (a) Except as otherwise set forth in this Contract,
     ----------------------
     the provisions hereof shall not apply where the custody of the Portfolio's assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by paragraph 1 of this Contract. (b) Cash held for each Portfolio of the Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the Custodian's London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

3.13 Tax Law.  The Custodian shall have no responsibility or liability for any
     -------
     obligations now or hereafter imposed on the Fund or the Custodian as Custodian of the Fund by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as Custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

4.   Payments for Sales or Repurchases or Redemptions of Shares of the Fund
     ----------------------------------------------------------------------

     The Custodian shall receive from the distributor for the Shares or from the Transfer Agent of the Fund and deposit into the account of the appropriate Portfolio such payments as are received for Shares of that Portfolio issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

     From such funds as may be available for the purpose but subject to the limitations of the Articles of Incorporation and any applicable votes of the Board of Directors of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of a Portfolio, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

5.   Proper Instructions
     -------------------

     Proper Instructions as used throughout this Contract means a writing signed or initialled in the name of the Fund by any two of the President, a Vice President, the Secretary and the Treasurer of the Fund, or by any other person duly authorized to sign by the Board of Directors from time to time. Each such writing shall set forth the party or parties involved, and the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing within two business days thereafter. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Directors of the Fund accompanied by a detailed description of procedures approved by the Board of Directors, Proper Instructions may include communications effected directly between electromechanical or electronic devices provided that the Board of Directors and the Custodian are satisfied that such procedures afford adequate safeguards for the Portfolio's assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.12.

6.   Actions Permitted without Express Authority
     -------------------------------------------

     The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

     1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, PROVIDED that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

     2) surrender securities in temporary form for securities in definitive form;

     3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

     4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board of Directors of the Fund.

7.   Evidence of Authority
     ---------------------

     The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Directors of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Directors pursuant to the Articles of Incorporation as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8.   Duties of Custodian with Respect to the Books of Account and Calculation of
     ---------------------------------------------------------------------------
     Net Asset Value and Net Income
     ------------------------------

     The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Directors of the Fund to keep the books of account of each Portfolio and/or compute the net asset value per share of the outstanding shares of each Portfolio or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per share. If so directed by the Fund on behalf of the Portfolio, the Custodian shall also calculate daily the net income of the Portfolio as described in the Fund's currently effective prospectus related to such Portfolio and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Fund's currently effective prospectus related to such Portfolio.

9.   Records
     -------

     The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

10.  Opinion of Fund's Independent Accountant
     ----------------------------------------

     The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

11.  Reports to Fund by Independent Public Accountants
     -------------------------------------------------

     The Custodian shall provide the Fund, on behalf of each of the Portfolio(s) at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

12.  Compensation of Custodian
     -------------------------

     The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the
     Fund on behalf of each applicable Portfolio and the Custodian.    Such
     compensation schedule shall be set forth on Schedule B attached hereto and may be amended from time to time.

13.  Responsibility of Custodian
     ---------------------------

     So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. The Custodian shall only be indemnified hereunder from the assets of the Fund belonging to the respective Portfolio involved. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

     The Custodian shall be liable for the acts or omissions of a foreign banking institution appointed pursuant to the provisions of Article 3 to the same extent as set forth in Article 1 hereof with respect to sub-custodians located in the United States (except as specifically provided in Article 3.9) and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.12 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Fund to maintain custody of any securities or cash of the Fund in a foreign country including, but not limited to, losses resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism.

     If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it. The Custodian shall only be indemnified hereunder from the assets of the Fund belonging to the respective Portfolio involved.

     If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) for the benefit of a Portfolio including the purchase or sale of foreign exchange or of contracts for foreign exchange or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

14.  Effective Period, Termination and Amendment
     -------------------------------------------

     This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; PROVIDED, however that the Custodian shall not with respect to a Portfolio act under Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors of the Fund has approved the initial use of a particular Securities System by such Portfolio and the receipt of a certificate of the Secretary or an Assistant Secretary that the Board of Directors has reviewed any subsequent changes regarding the use by such Portfolio of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not with respect to a Portfolio act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Directors has approved the initial use of the Direct Paper System by such Portfolio and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Board of Directors has reviewed the use by such Portfolio of the Direct Paper System; PROVIDED FURTHER, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Articles of Incorporation, and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of its Board of Directors (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     Upon termination of the Contract, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements. This Agreement may not be assigned by the Custodian without the consent of the Fund, authorized or approved by a resolution of its Board of Directors.

15.  Successor Custodian
     -------------------

     If a successor custodian for the Fund, of one or more of the Portfolios shall be appointed by the Board of Directors of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

     If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Directors of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

     In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Directors shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each applicable Portfolio and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

     In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Directors to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

16.  Interpretive and Additional Provisions
     --------------------------------------

     In connection with the operation of this Contract, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, PROVIDED that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Articles of Incorporation of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

17.  Additional Funds
     ----------------

     In the event that the Fund establishes one or more series of Shares in addition to the Portico International Equity Portfolio with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder and shall be subject to the provisions of this Agreement to the same extent as the Portico International Equity Portfolio, except to the extent that said provisions are modified with respect to such fund in writing by the Fund and the Custodian at the time.

18.  Massachusetts Law to Apply
     --------------------------

     This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

19.  Prior Contracts
     ---------------

     This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund on behalf of each of the Portfolios and the Custodian relating to the custody of the Fund's assets.

20.  Equipment Failures
     ------------------

     In the event of equipment failures beyond the Custodian's control, Custodian shall, at no additional expense to the Fund, take reasonable steps to minimize service interruption but shall have no liability with respect thereto. Custodian shall enter into and maintain in effect with appropriate parties one or more agreements making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

21.  Shareholder Communications
     --------------------------

     Securities and Exchange Commission Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether the Fund authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose stock the Fund owns. If the Fund tells the Custodian "no," the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.


     YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

     NO   [x]  The Custodian is not authorized to release the Fund's name, address, and share positions.


     IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 26th day of April, 1994.


ATTEST                        PORTICO FUNDS, INC.
 /s/ Randy Pavlick            By: /s/ Miriam Allison
 ----------------------           ------------------



ATTEST                        STATE STREET BANK AND TRUST COMPANY

/s/[signature illegible]      By: /s/[signature illegible]
------------------------          ------------------------
                                  Executive Vice President



                             Schedule A
                             ----------

          The following foreign banking institutions and foreign securities depositories have been approved by the Board of Directors of Portico Funds, Inc. for use as sub-custodians for the Fund's securities and other assets:


Austria         GiroCredit Bank Aktiengesellschaft der Sparkassen
                (Bank)/Oesterreichische Kontrollbank AG (Depository)

Belgium Generale Bank (Bank)/Caisse Interprofessionnelle de Depots et de Virements de Titres S.A. (Depository)

Denmark         Den Danske Bank (Bank)/Vaerdipapircentralen (Depository)
Finland         Merita Bank Limited (Bank)/The Central Share Register of Finland
                (Depository)

France Banque Paribas (Bank)/Societe Interprofessionnelle pour la Compensation des Valeurs Mobilieres (Depository)

Germany         Dresdner Bank AG (Bank)/The Deutscher Kassenverein AG
                (Depository)

Ireland         Bank of Ireland Bank (Bank)

Italy           Morgan Guaranty Trust Company (Bank)/Monte Titoli S.p.A.
                (Depository)

Netherlands     MeesPierson N.V. (Bank)/Nederlands Centraal Instituut vour
                Giraal Effectenverkeev B.V. (Depository)

Norway Christiana Bank og Kreditkasse (Bank)/Verdipapirsentralen, The Norweigian Registry of Securities (Depository)

Spain Banco Santander, S.A. (Bank)/Servicio de Compensacion y Liquidacion de Valores, S.A. (Depository)

Sweden          Skandinaviska Enskilda Banken (Bank)/Vardepapperscentralen
                (Depository)

Switzerland     Union Bank of Switzerland (Bank)/Schweizerische EffektenGiro AG
                (Depository)

United Kingdom  State Street Bank and Trust Company (Bank)

Australia       Westpac Banking Corporation (Bank)/Austraclear Limited
                (Depository)

Hong Kong       Standard Chartered Bank (Bank)/The Central Clearing and
                Settlement System (Depository)

Japan The Sumitomo Trust & Banking Co., Ltd. (Bank)/Japan Securities Depository Center (Depository)

Malaysia Standard Chartered Bank Malaysia Berhad (Bank)/Malaysian Central Depository Sdsn. Bhd. (Depository)

New Zealand     ANZ Banking Group (New Zealand) Limited (Bank)

Singapore       The Development Bank of Singapore Ltd. (Bank)/ The Central
                Depository (Pte) Limited


Certified:

/s/ James M. Wade
-------------------------
Fund's Authorized Officer

Dated as of June 21, 1996



                                   Schedule A
                                   ----------

          The following foreign banking institutions and foreign securities depositories have been approved by the Board of Directors of Portico Funds, Inc. for use as sub-custodians for the Fund's securities and other assets:


Austria         GiroCredit Bank Aktiengesellschaft der Sparkassen
                (Bank)/Oesterreichische Kontrollbank AG (Depository)

Belgium Generale Bank (Bank)/Caisse Interprofessionnelle de Depots et de Virements de Titres S.A. (Depository)

Denmark         Den Danske Bank (Bank)/Vaerdipapircentralen (Depository)

Finland Merita Bank Limited (Bank)/The Central Share Register of Finland (Depository)

France Banque Paribas (Bank)/Societe Interprofessionnelle pour la Compensation des Valeurs Mobilieres (Depository)

Germany         Dresdner Bank AG (Bank)/The Deutscher Kassenverein AG
                (Depository)

Ireland         Bank of Ireland Bank (Bank)

Italy Morgan Guaranty Trust Company and Banque Paribas (Bank)/Monte Titoli S.p.A. (Depository)

Netherlands     MeesPierson N.V. (Bank)/Nederlands Centraal Instituut vour
                Giraal Effectenverkeev B.V. (Depository)

Norway Christiana Bank og Kreditkasse (Bank)/Verdipapirsentralen, The Norweigian Registry of Securities (Depository)

Spain Banco Santander, S.A. (Bank)/Servicio de Compensacion y Liquidacion de Valores, S.A. (Depository)

Sweden          Skandinaviska Enskilda Banken (Bank)/Vardepapperscentralen
                (Depository)

Switzerland     Union Bank of Switzerland (Bank)/Schweizerische EffektenGiro AG
                (Depository)

United Kingdom  State Street Bank and Trust Company (Bank)

Australia       Westpac Banking Corporation (Bank)/Austraclear Limited
                (Depository)

Hong Kong       Standard Chartered Bank (Bank)/The Central Clearing and
                Settlement System (Depository)

Japan The Sumitomo Trust & Banking Co., Ltd., The Fuji Bank, Limited and The Daiwa Bank, Limited (Bank)/Japan Securities Depository Center (Depository)

Malaysia Standard Chartered Bank Malaysia Berhad (Bank)/Malaysian Central Depository Sdsn. Bhd. (Depository)

New Zealand     ANZ Banking Group (New Zealand) Limited (Bank)

Singapore       The Development Bank of Singapore Ltd. (Bank)/ The Central
                Depository (Pte) Limited


Certified:

/s/ James M. Wade
-------------------------
Fund's Authorized Officer

Dated as of September 20, 1996




                                 EXHIBIT (9)(J)

                      FUND ACCOUNTING SERVICING AGREEMENT
                (Addition of Tax-Exempt Intermediate Bond Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

          Pursuant to Paragraph 4 of the Fund Accounting Servicing Agreement dated March 23, 1988 that you and we have entered into, we are writing to request that you render accounting services under the terms of said agreement with respect to the Tax-Exempt Intermediate Bond Fund, an additional portfolio we are establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto. Please sign two copies of this letter where indicated to signify your agreement to provide said services and to the compensation terms set forth on the attached fee schedule.

                              Sincerely,

Dated:  February 5, 1993      PORTICO FUNDS, INC.

                              By: /s/ Miriam Allison
                                  ------------------
                              Title:  Vice President


ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY

By:  /s/ Joe D. Redwine       Dated: February 5, 1993
     ------------------
Title: Vice President
       --------------


    /s/ Andrea Lydolph
    ------------------
    Assistant Secretary




                             FIRSTAR TRUST COMPANY
                         FUND VALUATION AND ACCOUNTING
                                      FOR
                              PORTICO FUNDS, INC.

                       Tax-Exempt Intermediate Bond Fund
                       ---------------------------------

Portfolio Services
------------------

Annual fee schedule for Tax-Exempt Intermediate Bond Fund based on market value of assets.

$20,000.00 for first $40,000,000.00
2/100 of 1% (2 basis points) on the next $100,000,000.00
1/100 of 1% (1 basis point) on the next $100,000,000.00
5/1000 of 1% (1/2 basis point) on the balance.

[$3.50 per month per asset in excess of 50 assets]

Out-of-Pocket Expenses:  Charged on the Account.

Fees are billed monthly.




                                 EXHIBIT (9)(V)

                     SHAREHOLDER SERVICING AGENT AGREEMENT

                            (Addition of Tax-Exempt
                            Intermediate Bond Fund)

Firstar Trust Company
P.O. Box 2054
Milwaukee, WI  53201

Gentlemen:

          Pursuant to Paragraph 7 of the Shareholder Servicing Agent Agreement dated as of March 23, 1988 and amended as of May 1, 1990, between you and Portico Funds, Inc. (formerly, Elan Funds, Inc.) (the "Company"), the Company requests that you render services as Shareholder Servicing Agent under the terms of said agreement with respect to the Tax-Exempt Intermediate Bond Fund, an additional portfolio the Company is establishing. Your compensation for the services provided under said agreement for said additional portfolio shall be determined in accordance with the fee schedule attached hereto.

          Please sign two copies of this letter where indicated to signify your agreement to so serve as Shareholder Servicing Agent for the Tax-Exempt Intermediate Bond Fund and to the compensation terms set forth on the attached fee schedules for the new Fund, which terms are to become effective as of the date set forth below.

                              Sincerely,
Dated:                        PORTICO FUNDS, INC.
February 5, 1993

                              By: /s/ Miriam Allison
                                  ------------------
                                  (Authorized Officer)

ACKNOWLEDGED AND AGREED:

FIRSTAR TRUST COMPANY

By: [signature illegible]     Dated:  February 5, 1993
    ---------------------
   (Authorized Officer)




                         FIRST WISCONSIN TRUST COMPANY
                        MUTUAL FUND SHAREHOLDER SERVICES
                                      FOR
                              PORTICO FUNDS, INC.

                       Tax-Exempt Intermediate Bond Fund
                       ---------------------------------

Annual Fee Schedule
-------------------

     $12.00 per Shareholder Account on the first 20,000 Accounts
     $11.50 per Shareholder Account on the next 80,000 Accounts
     $11.00 per Shareholder Account on the balance

     $ 5.00 per telephone exchange
     $ 7.50 per wire transfer

Fees billed monthly.

Plus out-of-pocket expenses including, but not limited to:

     -    Telephone--Toll-free lines
     -    Postage
     -    Programming
     -    Stationery/Envelopes
     -    Mailing
     -    Proxies
     -    Retention of Records
     -    Microfilm/Microfiche of Records
     -    Special Reports
     -    All other out-of-pocket expenses

Plus, with respect to Two-Dimensional Transaction:

     $1.00 per shareholder account to set-up
     $1.00 per shareholder account to alter

              AUTOMATIC INVESTMENT PLAN PROCESSING
              ------------------------------------
     $125.00 per cycle
     $  0.50 per account set-up and/or change
     $  0.50 per item
     $  3.25 per correction, reversal or return item




                                EXHIBIT (11)(A)

                               CONSENT OF COUNSEL

               We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information that is included in Post-Effective Amendment No. 29 to the Registration Statement (No. 33-18255) on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, of Portico Funds, Inc. This consent does not constitute a consent under section 7 of the Securities Act of 1933, and in consenting to the use of our name and the references to our Firm under such caption we have not certified any part of the Registration Statement and do not otherwise come within the categories of persons whose consent is required under said section 7 or the rules and regulations of the Securities and Exchange Commission thereunder.


                              /s/DRINKER BIDDLE & REATH
                              -------------------------
                              DRINKER BIDDLE & REATH
Philadelphia, Pennsylvania
October 25, 1996





                        CONSENT OF INDEPENDENT ACCOUNTANTS
                        ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of our report dated August 5, 1996, relating to the financial statements and financial highlights appearing in the June 30, 1996 Annual Report to Shareholders of the Portico MicroCap Fund which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

/s/ Price Waterhouse, LLP
Milwaukee, Wisconsin
October 24, 1996




                                EXHIBIT (13)(A)

                               PURCHASE AGREEMENT
                               ------------------

          Elan Funds, Inc. ("Elan Funds"), a Wisconsin corporation, and ALPS Securities, Inc. ("ALPS") hereby agree with each other as follows:

     1. Elan Funds hereby offers ALPS and ALPS hereby purchases 99,000 Class A-2 shares of Common Stock and 1,000 Class B-2 shares of Common Stock aggregating to 100,000 shares of Common Stock of Elan Funds (such shares of Common Stock being hereinafter collectively known as "Shares") at a price of $1.00 per Share. ALPS hereby acknowledges receipt from ALPS of funds in the amount of $100,000 in full payment for the Shares.

     2. ALPS represents and warrants to Elan Funds that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.

     3. Costs incurred by Elan Funds in connection with its organization, registration and the initial public offering of Shares have been deferred and will be amortized over a period of five years from the date upon which Elan Funds commences its investment activities. In the event that any of the initial Class A-2 Shares or Class B-2 Shares purchased by ALPS hereunder are redeemed by any holder thereof during such period, Elan Funds is authorized to reduce the redemption proceeds to cover any unamortized organizational expenses in the same proportion as the number of initial Shares outstanding at the time of redemption. If, for any reason, said reduction of redemption proceeds is not in fact made by Elan Funds in the event of such a redemption, ALPS agrees to reimburse Elan Funds immediately for any unamortized organzational expenses in the proportion stated above.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 22nd day of February, 1988.

(SEAL)

Attest:                            ELAN FUNDS, INC.

/s/ W. Bruce McConnel, III         /s/ J.M. Wade
--------------------------         -------------
Secretary

(SEAL)

Attest:                            ALPS SECURITIES, INC.

[signature illegible]              [signature illegible]
---------------------              ---------------------





                                EXHIBIT (13)(B)

                               PURCHASE AGREEMENT
                               ------------------

          ALPS Securities, Inc. a Colorado corporation at 600 Seventeenth Street, Suite 1605 South, Denver, Colorado 80202 ("ALPS"), and Miriam Meyer Allison at 207 E. Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202 ("Allison"), hereby agree with each other as follows:

     1. ALPS hereby offers Allison and Allison hereby purchases 99,000 Class A-2 shares of Common Stock and 1,000 Class B-2 shares of Common Stock aggregating to 100,000 shares of Common Stock of Portico Funds, Inc., a Wisconsin corporation ("Portico"), (such shares of Common Stock being hereinafter collectively known as "Shares") at a price of $1.00 per Share. The Shares were acquired by ALPS pursuant to a purchase agreement dated February 22, 1988 by and between ALPS and Portico (formerly Elan Funds, Inc.).

     2. Allison hereby acknowledges purchaseof the Shares and ALPS hereby acknowledges receipt from Allison of funds in the amount of $100,000.00 in full payment for the Shares.

     3. Allison represents and warrants to ALPS that the Shares are being acquired for investment purposes and not with a view to the distribution thereof.

     4. Allison acknowledges that costs incurred by Portico in connection with its organization, registration and the initial public offering of Shares of Portico have been deferred and are being amortized over a period of five years from March 16, 1988, the date upon which Portico commenced its investment activities. Allison agrees that in the event that any of the initial Class A-2 Shares or Class B-2 Shares purchased by Allison hereunder are redeemed by any holder thereof during such period, Portico is authorized to reduce the redemption proceeds to cover any unamortized organizational expenses in the same proportion as the number of Shares being redeemed bears to the number of Shares outstanding at the time of redemption. If, for any reason, said reduction of redemption proceeds is not in fact made by Portico in the event of such a redemption, Allison agrees to reimburse Portico immediately for any unamortized organzational expenses in the proportion stated above, and to otherwise indemnify and hold ALPS harmless from and against any liability or less resulting from such a redemption.

     All signatures need not appear on the same copy of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first day of May, 1990.

(SEAL)

Attest:                            ALPS SECURITIES, INC.

/s/ Arthur J. Lucey                /s/ W. Robert Alexander
-------------------                -----------------------
Vice President

(SEAL)

Witness:                           MIRIAM MEYER ALLISON

/s/ Dana J. Russart                /s/ Miriam Meyer Allison
-------------------                ------------------------




                         PORTICO MICROCAP FUND

           SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

                             TOTAL RETURN


INSTITUTIONAL SERIES
                 For the Period from August 1, 1995
                   (Commencement of Operations)
                         to June 30, 1996

         Total Return = (Ending Redeemable Value/ Initial Value) -1 Total Return = (1,639.30/ 1,000.00) -1
         Total Return =  63.93%


RETAIL SERIES - WITHOUT SALES LOAD
                 For the Period from August 1, 1995
                   (Commencement of Operations)
                         to June 30, 1996

         Total Return = (Ending Redeemable Value/ Initial Value) -1 Total Return = (1,635.21/ 1,000.00) -1
         Total Return =  63.52%


RETAIL SERIES - WITH SALES LOAD
                 For the Period from August 1, 1995
                   (Commencement of Operations)
                         to June 30, 1996

         Total Return = (Ending Redeemable Value/ Initial Value) -1 Total Return = (1,569.30/ 1,000.00) -1
         Total Return =  56.93%